OPPENHEIMER GLOBAL EMERGING GROWTH FUND
                Supplement dated November 1, 1995, to the
                    Prospectus dated November 1, 1995

The Prospectus is amended as follows:


The following text is added to the paragraph immediately following the sales charge table on page 26 of the Prospectus:

          In addition to paying dealers the regular commission for sales of shares of the Fund stated in the sales charge table in "How to Buy Shares" of this Prospectus, the Distributor will pay additional commission to each participating broker, dealer and financial institution that has a sales agreement with the Distributor (these are referred to as "participating firms") for shares of the Fund sold in "qualifying transactions" from September 1, 1995, through November 30, 1995 (that period is referred to as the "promotion"). The additional commission will be 1.00% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm.
          "Qualifying transactions" are sales by a registered representative or sales representative in the amount of $100,000 or more (calculated at offering price) of Class A and/or Class
     B shares (if offered) of any one or more of the following funds:
     the Fund, Oppenheimer Global Fund, Oppenheimer Global Growth &
     Income Fund, Oppenheimer Main Street Income & Growth Fund, Oppenheimer Growth Fund, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, and Oppenheimer
     Strategic Income Fund. The amount of additional commissions paid on sales of shares of some of the other Oppenheimer funds listed is different than the additional commissions paid for sales of shares of the Fund. "Qualifying transactions" do not include sales of Class A shares (a) at net asset value without sales charge, or (b) subject to a contingent deferred sales charge, or (c) intended but not yet transacted under a Letter of Intent. However, if shares of the Fund or any of the other Oppenheimer funds listed above are purchased at net asset value without sales charge during the promotion with the proceeds of shares redeemed within the prior 12 months from another mutual fund
     (other than a fund managed by Oppenheimer Management Corporation or one of its subsidiaries) on which an initial sales charge or contingent sales charge was paid, the amount of the purchase will count toward the $100,000 qualifying amount described above
     (but not for the payment of additional commission).

November 1, 1995                                        PS0750.004

OPPENHEIMER
Global Emerging Growth Fund


Prospectus dated November 1, 1995


Oppenheimer Global Emerging Growth Fund (the "Fund") is a mutual fund that aggressively seeks capital appreciation as its investment objective. Current income is not an objective of the Fund.

     In seeking its objective, the Fund emphasizes investments in emerging growth companies in the U.S. and foreign countries that offer the potential for growth of earnings or capital. In an uncertain investment environment, the Fund may stress defensive investment methods. The Fund may also use "hedging" instruments. As a "global" fund, the Fund normally invests in the U.S. and at least three foreign countries and may have a substantial portion of its assets invested in foreign securities.

     Some investment techniques the Fund uses may be considered to be speculative investment methods that may increase the risks of investing in the Fund and may also increase the Fund's operating costs. You should carefully review the risks associated with an investment in the Fund. The Fund is designed for investors who are willing to accept greater risks of loss in the hopes of greater gains. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in, its investment methods and the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                 (OppenheimerFunds logo)

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          A B O U T  T H E  F U N D

3         Expenses

5         A Brief Overview of the Fund

7         Financial Highlights

10        Investment Objective and Policies

17        How the Fund is Managed

19        Performance of the Fund



          A B O U T  Y O U R  A C C O U N T

22        How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares

34        Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans

35        How to Sell Shares
          By Mail
          By Telephone

37        How to Exchange Shares

39        Shareholder Account Rules and Policies

40        Dividends, Capital Gains and Taxes

A B O U T  T H E  F U N D

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1994.

     -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages 22 through 43 for an explanation of how and when these charges apply.



                            Class A    Class B           Class C
                            Shares     Shares            Shares
-------------------------------------------------------------------------
Maximum Sales Charge        5.75%      None              None
on Purchases (as a %
of offering price)
-------------------------------------------------------------------------
Sales Charge on             None       None              None
Reinvested Dividends
-------------------------------------------------------------------------
Deferred Sales Charge       None(1)    5% in the first   1% if shares are
(as a % of the lower of                year, declining   redeemed within
the original purchase                  to 1% in the      12 months of
price or redemption                    sixth year and    purchase(2)
proceeds)                              eliminated
                                       thereafter(2)
-------------------------------------------------------------------------
Exchange Fee                None       None              None


(1) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares of the Fund, you may have to pay a sales charge of up to 1.0% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below.
(2) See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares," below for more information on the contingent deferred sales charges.

     -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A Shares are service plan fees. For Class B and Class C shares, the "12b-1 Distribution Plan Fees" are the service plan fees and asset-based sales charge. The service fee for each class is 0.25% of average annual net assets of the class (for Class A shares, it is a maximum of 0.25%) and the asset-based sales charge for Class B and Class C shares is 0.75%. These plans are described in greater detail in "How to Buy Shares." The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class B and Class C shares were not publicly offered during the Fund's fiscal year ended September 30, 1994, therefore the Annual Fund Operating Expenses shown for Class B and Class C shares are estimates of amounts that would have been payable if Class B and Class C shares had been outstanding during such fiscal year.

                             Class A     Class B     Class C
                             Shares      Shares      Shares
-------------------------------------------------------------------
Management Fees              0.81%        0.81%       0.81%
-------------------------------------------------------------------
12b-1 Distribution           0.24%        1.00%       1.00%
Plan Fees
-------------------------------------------------------------------
Other Expenses               0.72%        0.72%       0.72%
-------------------------------------------------------------------
Total Fund                   1.77%        2.53%       2.53%
Operating Expenses

     -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investments in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 year     3 years     5 years     10 years
------------------------------------------------------------------------
Class A Shares      $ 74       $110        $148        $254
Class B Shares      $ 76       $109        $155        $251
Class C Shares      $ 36       $ 79        $135        $287

*The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Long-term Class B and Class
C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class
B Shares; Buying Class C Shares" beginning on pages 30 and 33, respectively, for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     -- What Is The Fund's Investment Objective? The Fund's investment objective is to aggressively seek capital appreciation (that is, growth in the value of its shares). It does not invest to earn current income to pay to shareholders.

     -- What Does the Fund Invest In? The Fund emphasizes investment in common stocks or other equity securities, including convertible securities, of emerging growth companies located in the United States and foreign countries. The Fund may have a substantial amount of its investments in foreign securities. The Fund may hold warrants and rights. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies," starting on page 10.

     -- Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation. The Manager (including a subsidiary) manages investment company portfolios having over $38 billion in assets at September 30, 1995. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, who is employed by the Manager and is primarily responsible for the selection of the Fund's securities, is James C. Ayer. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 17 for more information about the Manager and its fees.

     -- How Risky is the Fund? All investments carry risks to some degree. It is important to remember that the Fund is an aggressive growth fund designed for long-term investing and is not designed for investors seeking income or conservation of capital. The Fund's investments in stocks are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, or the change in value of particular stocks because of an event affecting the issuer.

     The Fund's investments in foreign securities are subject to additional risks associated with investing abroad, such as the effect of currency rate changes on stock values. These changes affect the value of the Fund's investments and its price per share.

     In the Oppenheimer funds spectrum, the Fund is generally expected to be more volatile than the other stock funds, the income and growth funds, and the more conservative income funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion of the Fund's investment risks.

     -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" starting on page 22 for more details.

     -- Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page 22 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     -- How Can I Sell My Shares? Shares can be redeemed by mail or by a telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page 35. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 37.

     -- How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on page 21. Please remember that past performance does not guarantee future results.


Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1994 (audited) is included in the Statement of Additional Information, along with the Fund's financial statements for the six months ended March 31, 1995 (unaudited). Class B and Class C shares were not publicly offered during the periods shown. Accordingly, no information on Class B and Class C shares is included in the table or in the Fund's financial statements.

                                   ----------------------------------------------------------------------------------------------
                                   FINANCIAL HIGHLIGHTS


                                                                  YEAR ENDED SEPTEMBER 30,
                                                                  1994     1993     1992     1991(2)  1990     1989     1988(1)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                   PER SHARE OPERATING DATA:
                                   Net asset value, beginning
                                   of period                      $21.64   $20.25   $26.90   $11.81   $12.09   $10.63   $10.00
                                   -------------------------------------------------------------------------------------------
                                   Income (loss) from
                                   investment operations:
                                   Net investment income (loss)     (.01)    (.10)    (.17)    (.03)    (.02)    (.10)     .14
                                   Net realized and unrealized
                                   gain (loss) on investments,
                                   options written and foreign
                                   currency transactions           (2.11)    1.69    (6.47)   15.12     (.26)    1.69      .49
                                                                  ------   ------   ------   ------   ------   ------   ------
                                   Total income (loss) from
                                   investment operations           (2.12)    1.59    (6.64)   15.09     (.28)    1.59      .63
                                   -------------------------------------------------------------------------------------------
                                   Dividends and distributions
                                   to shareholders:
                                   Dividends from net
                                   investment income                  --       --     (.01)      --       --     (.10)      --
                                   Distributions in excess
                                   of net realized gain
                                   on investments,
                                   options written and foreign
                                   currency transactions            (.17)    (.20)      --       --       --     (.03)      --
                                                                  ------   ------   ------   ------   ------   ------   ------
                                   Total dividends and
                                   distributions to shareholders    (.17)    (.20)    (.01)      --       --     (.13)      --
                                                                  ------   ------   ------   ------   ------   ------   ------
                                   Net asset value, end of period $19.35   $21.64   $20.25   $26.90   $11.81   $12.09   $10.63
                                                                  ------   ------   ------   ------   ------   ------   ------
                                                                  ------   ------   ------   ------   ------   ------   ------

                                   -------------------------------------------------------------------------------------------
                                   -------------------------------------------------------------------------------------------
                                   TOTAL RETURN, AT NET ASSET
                                   VALUE(3)                        (9.91)%   7.79%  (24.70)% 127.78%   (2.32)%  15.21%    6.30%

                                   -------------------------------------------------------------------------------------------
                                   -------------------------------------------------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA:
                                   Net assets, end of period
                                   (in thousands)               $163,295 $199,697 $129,634 $103,352  $16,217   $3,872   $1,921
                                   -------------------------------------------------------------------------------------------
                                   Average net assets
                                   (in thousands)               $190,984 $194,184 $166,144  $50,989   $8,716   $2,343   $1,394
                                   -------------------------------------------------------------------------------------------
                                   Number of shares
                                   outstanding at end of
                                   period (in thousands)           8,437    9,226    6,400    3,841    1,373      320      181
                                   -------------------------------------------------------------------------------------------
                                   Ratios to average net assets:
                                   Net investment income (loss)    (1.05)%   (.80)%   (.71)%   (.18)%   (.37)%   (.70)%   1.41%(4)
                                   Expenses                         1.77%    1.59%    1.39%    1.50%    1.78%    2.40%    2.06%(4)
                                   -------------------------------------------------------------------------------------------
                                   Portfolio turnover rate(5)       54.7%    41.0%     2.6%    11.2%     16.6%   17.1%     1.7%

                                   1. For the period from December 30, 1987 (commencement of operations) to September 30, 1988.
                                   Per share amounts calculated based on the weighted average number of shares outstanding during the period.
                                   2. Per share amounts calculated based on the weighted average number of shares outstanding during the period.
                                   3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
                                   4. Annualized.
                                   5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $92,464,689 and $140,116,746, respectively.

See accompanying Notes to Financial Statements.

                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT        Oppenheimer Global Emerging Growth Fund (the Fund),
ACCOUNTING POLICIES   operating under the name Oppenheimer Global Bio-Tech Fund
                      through September 19, 1994, is registered under the
                      Investment Company Act of 1940, as amended, as a
                      diversified, open-end management investment company. The
                      Fund's investment advisor is Oppenheimer Management
                      Corporation (the Manager). The following is a summary of
                      significant accounting policies consistently followed by
                      the Fund.
                      ----------------------------------------------------------
                      INVESTMENT VALUATION.  Portfolio securities are valued at
                      4:00 p.m. (New York time) on each trading day. Listed and
                      unlisted securities for which such information is
                      regularly reported are valued at the last sale price of
                      the day or, in the absence of sales, at values based on
                      the closing bid or asked price or the last sale price on
                      the prior trading day. Long-term debt securities are
                      valued by a portfolio pricing service approved by the
                      Board of Trustees. Long-term debt securities which cannot
                      be valued by the approved portfolio pricing service are
                      valued by averaging the mean between the bid and asked
                      prices obtained from two active market makers in such
                      securities. Short-term debt securities having a remaining
                      maturity of 60 days or less are valued at cost (or last
                      determined market value) adjusted for amortization to
                      maturity of any premium or discount. Securities for which
                      market quotes are not readily available are valued under
                      procedures established by the Board of Trustees to
                      determine fair value in good faith. A call option is
                      valued based upon the last sales price on the principal
                      exchange on which the option is traded or, in the absence
                      of any transactions that day, the value is based upon the
                      last sale on the prior trading date if it is within the
                      spread between the closing bid and asked prices. If the
                      last sale price is outside the spread, the closing bid or
                      asked price closest to the last reported sale price is
                      used.
                      ----------------------------------------------------------
                      FOREIGN CURRENCY TRANSLATION.  The accounting records of
                      the Fund are maintained in U.S. dollars. Prices of
                      securities denominated in foreign currencies are
                      translated into U.S. dollars at the closing rates of
                      exchange. Amounts related to the purchase and sale of
                      securities and investment income are translated at the
                      rates of exchange prevailing on the respective dates of
                      such transactions.
                           The Fund generally enters into forward currency
                      exchange contracts as a hedge, upon the purchase or sale
                      of a security denominated in a foreign currency. Risks may arise from the potential inability of the counterparty to
                      meet the terms of the contract and from unanticipated
                      movements in the value of a foreign currency relative to
                      the U.S. dollar.
                           The effect of changes in foreign currency exchange
                      rates on investments is separately identified from
                      fluctuations arising from changes in market values of
                      securities held and reported with all other foreign
                      currency gains and losses in the Fund's results of
                      operations.
                      ----------------------------------------------------------
                      REPURCHASE AGREEMENTS.  The Fund requires the custodian to take possession, to have legally segregated in the Federal
                      Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for
                      repurchase agreements. If the seller of the agreement
                      defaults and the value of the collateral declines, or if
                      the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or
                      limited.
                      ----------------------------------------------------------
                      CALL OPTIONS WRITTEN.  The Fund may write covered call
                      options. When an option is written, the Fund receives a
                      premium and becomes obligated to sell the underlying
                      security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an
                      unfavorable change in the price of the security underlying the written option. Exercise of an option written by the
                      Fund could result in the Fund selling a security at a
                      price different from the current market value. All
                      securities covering call options written are held in
                      escrow by the custodian bank.
                      ----------------------------------------------------------
                      FEDERAL INCOME TAXES.  The Fund intends to continue to
                      comply with provisions of the Internal Revenue Code
                      applicable to regulated investment companies and to
                      distribute all of its taxable income, including any net
                      realized gain on investments not offset by loss
                      carryovers, to shareholders. Therefore, no federal income
                      tax provision is required. At September 30, 1994, the Fund had available for federal income tax purposes an unused
                      capital loss carryover of approximately $656,000, which
                      will expire in 2002.
                      ----------------------------------------------------------
                      TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1994, the Fund's projected benefit obligations were reduced by $873, resulting in an accumulated liability of $62,948 at September 30, 1994. No payments have been made under the plan.

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS
                                               ENDED
                                      MARCH 31, 1995                            YEAR ENDED SEPTEMBER 30,
                                         (UNAUDITED)         1994         1993       1992    1991(2)      1990     1989   1988(1)
                                      --------------     --------     --------   --------   --------   -------   ------   -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period        $  19.35     $  21.64     $  20.25   $  26.90   $  11.81   $ 12.09   $10.63   $10.00
                                            --------     --------     --------   --------   --------   -------   ------   ------
Income (loss) from investment operations:
Net investment income (loss)                     .02         (.01)        (.10)      (.17)      (.03)     (.02)    (.10)     .14
Net realized and unrealized gain (loss) on
  investments, options written and foreign
  currency transactions                        (2.94)       (2.11)        1.69      (6.47)     15.12      (.26)    1.69      .49
                                            --------     --------     --------   --------   --------   -------   ------   ------
Total income (loss) from investment
  operations                                   (2.92)       (2.12)        1.59      (6.64)     15.09      (.28)    1.59      .63
                                            --------     --------     --------   --------   --------   -------   ------   ------
Dividends and distributions to
  shareholders:
Dividends from net investment income              --           --           --       (.01)        --        --     (.10)      --
Distributions in excess of net realized
  gain on investments, options written
  and foreign currency transactions               --         (.17)        (.20)        --         --        --     (.03)      --
                                            --------     --------     --------   --------   --------   -------   ------   ------
Total dividends and distributions to
  shareholders                                    --         (.17)        (.20)      (.01)        --        --     (.13)      --
                                            --------     --------     --------   --------   --------   -------   ------   ------
Net asset value, end of period              $  16.43     $  19.35     $  21.64   $  20.25   $  26.90   $ 11.81   $12.09   $10.63
                                            --------     --------     --------   --------   --------   -------   ------   ------
                                            --------     --------     --------   --------   --------   -------   ------   ------

Total Return, at Net Asset Value(3)         (15.09)%     (9.91)%      7.79%      (24.70)%   127.78%    (2.32)%   15.21% 6.30%
                                            --------     --------     --------   --------   --------   -------   ------   ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $146,398     $163,295     $199,697   $129,634   $103,352   $16,217   $3,872  $1,921
                                            --------     --------     --------   --------   --------   -------   ------   ------
Average net assets (in thousands)           $156,320     $190,984     $194,184   $166,144   $ 50,989   $ 8,716   $2,343   $1,394
                                            --------     --------     --------   --------   --------   -------   ------   ------
Number of shares outstanding at end of
  period (in thousands)                        8,910        8,437        9,226      6,400      3,841     1,373      320      181
                                            --------     --------     --------   --------   --------   -------   ------   ------
Ratios to average net assets:
Net investment income (loss)                   .18%(4)    (1.05)%       (.80)%     (.71)%     (.18)%    (.37)%   (.70)%   1.41%(4)
Expenses                                      1.41%(4)     1.77%        1.59%      1.39%      1.50%     1.78%    2.40%    2.06%(4)
                                            --------     --------     --------   --------   --------   -------   ------   ------
Portfolio turnover rate                       83.1%(6)     54.7%(5)     41.0%       2.6%      11.2%     16.6%    17.1%     1.7%

1. For the period from December 30, 1987 (commencement of operations) to September 30, 1988. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

2. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $92,464,689 and $140,116,746, respectively.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $119,630,840 and $106,849,713, respectively.

Investment Objective and Policies

Objective. The Fund invests its assets to aggressively seek capital appreciation.

Investment Policies and Strategies. The Fund seeks its investment objective by emphasizing investment in common stocks or other equity securities, including securities that are convertible into common stock. The Fund may hold warrants and rights. These securities may be traded on securities exchanges or in over-the-counter markets.

     Under normal market conditions, the Fund invests at least 65% of its total assets in securities of emerging growth companies located in the United States and at least three foreign countries. The Fund may invest a substantial amount of its assets in foreign securities, discussed below. There is also an explanation of "emerging growth" companies below.

     The Fund's portfolio manager currently uses an investment strategy in selecting foreign and domestic securities that examines the effects of worldwide trends on the growth of various business sectors. These trends, or "global themes," currently include telecommunications expansion, emerging consumer markets, infrastructure development, natural resource use and development, corporate restructuring, capital market development in foreign countries, healthcare expansion and global integration. These trends, which may affect the growth of companies having businesses in these sectors or which are affected by their development, may suggest opportunities for investing the Fund's assets. The Manager does not invest a fixed amount of the Fund's assets in any one sector, and these themes and this approach may change over time.

     When investing the Fund's assets, the Manager considers many factors, including general economic conditions abroad relative to those in the U.S. and the trends in foreign and domestic stock markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies or derivative investments, described below.

     The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes, if the Manager believes they present opportunities for growth. For example, when the economy of a country is expanding, companies in the financial services and consumer products industries may be in a position to benefit from changes in the business cycle and may present long-term growth opportunities.

     When market or economic conditions are unstable, the Fund may invest substantial amounts of its assets in debt securities, such as money market instruments or government securities, for temporary defensive purposes, as described below. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund. These are also described below. Additional information may be found about them under the same headings in the Statement of Additional Information.

     Because of the types of companies in which the Fund invests and the investment techniques the Fund uses, some of which may be speculative, the Fund is designed for investors who are investing for the long-term and who are willing to accept greater risks of loss of their capital in the hope of achieving greater capital appreciation. Investing for capital appreciation entails the risk of loss of all or part of your investment.

     -- What Are "Emerging Growth" Companies? The Fund emphasizes investments in companies that offer the potential for accelerated earnings or revenues growth. These are "emerging growth companies," which tend to be newer, smaller companies that are developing new products or services or that are expanding into new markets for their products. However, emerging growth companies can be any size and can be in any industry, and may include established companies entering a new growth cycle. Emerging growth companies normally retain a large part of their earnings for research, development and investment in capital assets. Therefore, they tend not to emphasize the payment of dividends.

     -- Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental."
The Fund's investment objective is a fundamental policy.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

     -- Stock Investment Risks. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

     The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Expanding the Fund's investment policies to emphasize investments in emerging growth companies worldwide serves to diversify the Fund's investments across a number of sectors. Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

     -- Foreign Securities. The Fund may invest a substantial amount of its assets in foreign securities. The Fund may purchase securities issued or guaranteed by foreign companies or foreign governments, including foreign government agencies. The Fund may buy securities of companies in any country, developed or underdeveloped. Other than the requirement that the Fund will normally invest at least 65% of its total assets in emerging growth companies located in the U.S. and at least three foreign countries, there is no limit on the amount of the Fund's assets that may be invested in foreign securities. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

     -- Foreign securities have special risks. There are special risks in investing in foreign securities. Because the Fund may buy securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered to be highly speculative. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

     In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

     -- Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current stockholders by the issuer. The Fund may invest up to 5% of its net assets in warrants or rights. That 5% does not apply to warrants or rights the Fund has acquired as part of units that include other securities or that were attached to other securities. No more than 2% of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. For further details about these investments, please refer to "Warrants and Rights" in the Statement of Additional Information.

     -- Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover is not expected to be more than 100% each year. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading. Additionally, high portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gain distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

     -- Special Risks - Borrowing for Leverage. The Fund may borrow up to 10% of the value of its net assets from banks on an unsecured basis to buy securities. This is a speculative investment method known as "leverage." This technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that the Fund's net asset values per share will fluctuate more than funds that don't borrow. Borrowing is subject to regulatory limits under the Investment Company Act, described in more detail in the Statement of Additional Information.

     -- Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. The Fund currently intends to invest no more than 10% of its total assets in securities of small, unseasoned issuers, while reserving the right to invest up to 25% of its total assets in these issuers.

     -- Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market.

     Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

     -- Futures. The Fund may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index Futures) or foreign currencies (these are called Forward Contracts and are discussed below).

     -- Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). Calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the automated quotation system of NASDAQ, or traded in the over-the-counter market. In the case of puts and calls on a foreign currency, they must be traded on a securities or commodities exchange or in the over-the-counter market, or must be quoted by recognized dealers in those options. A call or put option may not be purchased by the Fund if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

     The Fund may buy calls only on securities, broadly-based stock indices, foreign currencies or Stock Index Futures. The Fund may buy calls to terminate its obligation on a call the Fund previously wrote.

     The Fund may write (that is, sell) covered call options. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregated to enable it to satisfy its obligations if the call is exercised. After the Fund writes a call, not more than 25% of the Fund's assets may be subject to calls. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

     The Fund may purchase and sell put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to securities that the Fund owns, broadly-based stock indices, foreign currencies or Stock Index Futures. The Fund can buy a put on a Stock Index Future whether or not the Fund owns the particular Stock Index Future in its portfolio.

     The Fund may write puts on securities, broadly-based stock indices, foreign currencies or Stock Index Futures, but only if those puts are covered by segregated liquid assets. The Fund will not write a put if it will require more than 25% of the Fund's total assets to be segregated.

     -- Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or in a closely-correlated currency.

     -- Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.

     -- Derivative Investments. In general, a "derivative investment" is a specially-designed investment. Its performance is linked to the performance of another investment or security such as an option, future, index or currency. The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes, and in others because they offer the potential for increased income and principal value. In the broadest sense, exchange-traded options and futures contracts (please refer to "Hedging," above) may be considered "derivative" investments.

     There are special risks in investing in derivative investments. The company issuing the investment might not pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based might not perform the way the Manager expected it to perform. These risks mean that the Fund can lose part of the value of its investments, which will affect the Fund's share price. Certain derivative investments held by the Fund may trade in the over-the-counter markets and may be "illiquid." If that is the case, the Fund's investment in them will be limited, as discussed in "Illiquid and Restricted Securities," below.

     -- Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

     The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

     -- Loans of Portfolio Investments. To raise cash for liquidity purposes, the Fund may lend its portfolio investments to brokers, dealers and other financial institutions. As a fundamental policy, these loans are limited to not more than 25% of the value of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets in the current year.

     -- Repurchase Agreements. The Fund may enter into repurchase agreements. They are used primarily for liquidity purposes. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.

     Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

     -- Short Sales "Against-the-Box." In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Fund may not sell securities short except in collateralized transactions referred to as short sales "against-the-box," where the Fund owns an equivalent amount of the securities sold short. This technique is primarily used for tax purposes. No more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time.

     -- Temporary Defensive Investments. When stock market prices are falling, or in other unusual economic, political or business circumstances, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include debt securities. These may be rated or unrated bonds and debentures, preferred stocks, cash or cash equivalents (such as U.S. Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities) or commercial paper rated "A-1" or better by Standard & Poor's Corporation or "P-1" or better by Moody's Investors Service, Inc. Generally, short-term debt securities (which are securities maturing in one year or less from the date of purchase) will be emphasized for defensive purposes.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

     -- The Fund cannot invest in securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities) if immediately thereafter more than 5% of the Fund's assets would be invested in securities of that issuer.

     -- With respect to 75% of its assets, the Fund cannot invest in securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities) if the Fund would then own more than 10% of the voting securities or 10% of any class of securities of that issuer. All debt and all preferred stock of an issuer are respectively considered single classes for this purpose.

     -- The Fund cannot borrow money in excess of 10% of the value of its net assets.

     -- The Fund cannot invest in other open-end investment companies, except in a merger, consolidation, reorganization or acquisition of assets, or invest more than 10% of its net assets in closed-end investment companies, including small business investment companies, nor make any such investments except through open-market purchases at commission rates that are not in excess of normal brokerage commissions.

     -- The Fund cannot deviate from the percentage restrictions listed under "Borrowing," "Warrants and Rights," "Loans of Portfolio Investments" and "Short Sales Against-the-Box" or from the restrictions under "Foreign Securities" as to what foreign securities may be purchased.

     All of the percentage restrictions described above and elsewhere in this Prospectus (other than the regulatory percentage limits that apply to borrowing, described in the Statement of Additional Information) apply only at the time the Fund purchases a security. The Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1987 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

     The Fund is governed by a Board of Trustees, which is responsible, under Massachusetts law, for protecting the interests of shareholders. The Trustees periodically meet throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All three classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement establishes the fees paid by the Fund to the Manager, and describes the expenses that the Fund pays to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (and its affiliates) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     -- Portfolio Manager. The Portfolio Manager of the Fund is James C. Ayer, Jr. Mr. Ayer is a Vice President of the Fund. He is an Assistant Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since August, 1994. Prior to joining the Manager in 1992, Mr. Ayer was an international equities investment officer with Brown Brothers Harriman & Co.

     -- Fees and Expenses. Under the investment advisory agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 1.0% of the first $50 million of average annual net assets; 0.75% of the next $150 million; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% of net assets in excess of $800 million. The Fund's management fee for its last fiscal year ended September 30, 1994 was 0.81% of average annual net assets of the Fund.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

     -- The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     -- The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the
shareholder servicing agent for the Fund on an "at-cost" basis.   It also
acts as the shareholder serving agent for the Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.


Performance of the Fund


Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if any dividends are received in cash or shares are sold or purchased). This performance information may be useful to help you see how your investment has done and to compare it to other funds or to market indices, as we have done below.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses and which class of shares you purchase.

     -- Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally they include the payment of the current maximum initial sales charge. When total returns are shown for Class B or Class C shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index as well as an index of global securities.

     -- Management's Discussion of Performance. On September 1, 1994, the Fund's shareholders approved the change in investment policies to convert the Fund from a global bio-tech fund to a global emerging growth fund.
In anticipation of the change in investment policies, the Manager had been building the Fund's cash position, selling smaller positions, particularly in biotechnology and environmental issues, and taking profits in stocks that the Manager believed to have reached their peak. Following shareholder approval of the investment policy change, the Fund began to use its cash position to make investments to diversify the portfolio by country, investing in established and emerging markets in Europe, Asia and Latin America. The Manager also sought to begin to shift the portfolio's emphasis from biotechnology and environmental issues to other emerging growth issuers. Global stock markets were particularly volatile during the Fund's fiscal year ended September 30, 1994, which limited the Fund's ability to dispose of holdings of biotechnology issues, which suffered setbacks during that market volatility, depressing the Fund's share price.

     -- Comparing the Fund's Performance to the Market. The graph below shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held from the inception of the Fund (December 30, 1987) until September 30, 1994. Class B and Class C shares were not publicly offered during the fiscal year ended September 30, 1994, and consequently, no information on Class B or Class C shares is presented in this graph.

     For the fiscal year ended September 30, 1994, the Fund selected the Morgan Stanley World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States, as the broad market index against which to compare its performance. It is widely recognized as a measure of global stock market performance. For the fiscal year ended September 30, 1993, the Fund had compared its performance to that of the S & P 500 Index, a broad-based index of U.S. equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Selection of the Morgan Stanley World Index reflects the Manager's judgment that the Fund's global investment focus is more fairly measured against an index that includes major foreign stock markets, rather than just the United States. A comparison of the Fund's performance to the S & P 500 Index is also included for reference.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in either the Morgan Stanley World Index or the S & P 500 Index, and that index data does not reflect any assessment of the risk of the investments included in the index.

Comparison of a Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Global Emerging Growth Fund, the Morgan Stanley World Index and the S&P 500 Index

                                 [GRAPH]

Average Annual Total Returns of the Fund at 9/30/94

1-Year         5-Year          Life1
--------------------------------------
<15.09>%       8.93%           9.79%

1The Fund began operations on 12/30/87. The average annual total returns and the ending account value for Class A shares in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the 5.75% maximum initial sales charge.
Past performance is not predictive of future performance.



A B O U T  Y O U R  A C C O U N T


How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     -- Class A shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months after your purchase, you may pay a contingent deferred sales charge which will vary depending on the amount you invested. Sales charges are described in "Class A Shares," below.

     -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. As described below, the Fund automatically converts Class B shares into Class A shares after 6 years. Long-term Class B shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and the contingent deferred sales charge. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. It is described in "Buying Class B Shares" below.

     -- Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     -- How Long Do You Expect to Hold Your Investment? The Fund is designed for long-term investment. While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge overtime, using our assumptions, will generally depend on the amount invested. Because of the effect of class-based expenses, your choice will also depend on how much you invest.

     -- Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (ore more), Class A shares may become more advantageous than class C (and B). If investing $500,000 ore more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or Class C shares, respectively, from a single investor.

     -- Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan o invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charge available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, all of these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, assumed annual performance returns stated above, and you should analyze your options carefully.

     -- Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B and Class C shares are subject, as described below and in the Statement of Additional Information.

     -- How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class rather than another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

     -- How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

     -- With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.

     -- Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250. If your IRA is established under an Asset Builder Plan, the $25 minimum applies. Subsequent investments may be as little as $25.

     -- There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     -- How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

     Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     -- Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day the New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Class A Shares. Class A shares are sold at their offering price which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                         Front-End       Front-End
                         Sales Charge    Sales Charge    Commission
                         As Percentage   As Percentage   As Percentage
                         of Offering     of Amount       of Offering
Amount of Purchase       Price           Invested        Price
----------------------------------------------------------------------
Less than $25,000        5.75%           6.10%           4.75%
----------------------------------------------------------------------
$25,000 or more          5.50%           5.82%           4.75%
but less than $50,000
----------------------------------------------------------------------
$50,000 or more          4.75%           4.99%           4.00%
but less than $100,000
----------------------------------------------------------------------
$100,000 or more         3.75%           3.90%           3.00%
but less than $250,000
----------------------------------------------------------------------
$250,000 or more         2.50%           2.56%           2.00%
but less than $500,000
----------------------------------------------------------------------
$500,000 or more         2.00%           2.04%           1.60%
but less than $1 million

     The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

     -- Purchases aggregating $1 million or more; or

     -- Purchases by an OppenheimerFunds prototype 401(k) plan that (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

     Shares of any of the other Oppenheimer funds that offer only one class of shares that has no class designation are considered "Class A Shares" for this purpose. The Distributor pays dealers of record commissions on such purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000, for purchases by OppenheimerFunds prototype 401(k) plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

     -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares of the Fund at reduced sales charge rates in one or more of the following ways:

     -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A and Class B shares. You can also include Class A and Class B shares of other Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     -- the Manager or its affiliates;

     -- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     -- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     -- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

     -- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares); or

     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     -- shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

     -- shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

     -- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

     -- shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

     --   shares sold to unit investment trusts as an investment for previously purchased and unexpired plans permitting additional period purchases.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     -- for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

     -- to return excess contributions made to Retirement Plans;

     -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

     -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

     -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

     -- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

     -- Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares of the Fund. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself for its other expenditures under the Plan (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                        Contingent Deferred Sales Charge
Years Since Beginning of Month In       on Redemptions in that Year
Which Purchase Order Was Accepted       (As % of Amount Subject to Charge)

0 - 1                                   5.0%
-------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------
6 and following                         None
-------------------------------------------------------------------------

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     -- Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B, and Class C Shares" in the Statement of Additional Information.

     -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class
B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge or service fee to the Distributor for distributing Class B shares before the Plan was terminated.

     -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

     -- distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

     -- redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

     -- returns of excess contributions to Retirement Plans;

     -- distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

     -- shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

     -- distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

     -- shares sold to the Manager or its affiliates;
     -- shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
     -- shares issued in plans of reorganization to which the Fund is a party.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     -- Waivers of Class C Sales Charge. The Class C contingent deferred sales charge will be waived if the shareholder requests for any of the redemptions or circumstances described above under "Waivers of Class B and Class C Sales Charges."

     -- Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those services provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by up to 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year, after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The distributor retains the asset-based sales charge during the first year shares are outstanding. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset based sales charge and/or service fee to the Distributor for distributing Class C shares before the Plan was terminated.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges may be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     -- Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     -- Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     -- Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

     -- Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. Automatic withdrawal Plans are not advisable for Class B and Class C shares subject to a contingent deferred sales charge ("CDSC") unless waivers of the CDSC apply. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     -- Automatic Exchange Plans. You can authorize the Transfer Agent to exchange automatically an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer Funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     -- Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
     -- 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
     -- SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs
     -- Pension and Profit-Sharing Plans for self-employed persons and other employers
     -- 401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.



How to Sell Shares

You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares, in writing or by telephone. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     -- Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     -- You wish to redeem more than $50,000 worth of shares and receive a check
     -- The redemption check is not payable to all shareholders listed on the account statement
     -- The redemption check is not sent to the address of record on your account statement
     -- Shares are being transferred to a Fund account with a different owner or name
     -- Shares are redeemed by someone other than the owners (such as an Executor)

     -- Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     -- Your name
     -- The Fund's name
     -- Your Fund account number (from your account statement)
     -- The dollar amount or number of shares to be redeemed
     -- Any special payment instructions
     -- Any share certificates for the shares you are selling
     -- The signatures of all registered owners exactly as the account is registered, and
     -- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
Oppenheimer Shareholder Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
Oppenheimer Shareholder Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

     -- To redeem shares through a service representative, call
1-800-852-8457
     -- To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

     -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.



How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     -- Shares of the fund selected for exchange must be available for sale in your state of residence
     -- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     -- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
     -- You must meet the minimum purchase requirements for the fund you purchase by exchange
     -- Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     -- Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. The list can change from time to time.

     There are certain exchange policies you should be aware of:

     -- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of portfolio securities at a time or price disadvantageous to the Fund.

     -- Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     -- The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     -- For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

     -- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.



Shareholder Account Rules and Policies

     -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

     -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

     -- The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     -- Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

     -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

     -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.



Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on an annual basis and normally pays those dividends to shareholders in December, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends September 30th). Because the Fund does not have an objective of seeking current income, the amounts of dividends it pays, if any, will likely be small. Dividends paid with respect to Class A shares will generally be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher for Class A shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains and the Fund may make supplemental distributions of capital gains following the end of its fiscal year. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

     -- Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     -- Reinvest Your Distributions in Another Oppenheimer funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     When more than 50% of its assets are invested in foreign securities at the end of any fiscal year, the Fund may elect that Section 853 of the Internal Revenue Code will apply to it to permit shareholders to take a credit (or a deduction) on their own federal income tax returns for foreign income taxes paid by the Fund. The Statement of Additional Information contains further discussion of this tax provision.

     -- "Buying a Dividend". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     -- Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     -- Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                       APPENDIX TO PROSPECTUS OF
                 OPPENHEIMER GLOBAL EMERGING GROWTH FUND

     Graphic material included in Prospectus of Oppenheimer Global Emerging Growth Fund: "Comparison of Total Return of Oppenheimer Global Emerging Growth Fund with the S&P 500 Index - Change in Value of a $10,000 Hypothetical Investment"

     A linear graph will be included in the Prospectus of Oppenheimer Global Emerging Growth Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. That graph will cover the period from 12/30/87 (inception of the Fund) through 9/30/94. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Morgan Stanley World Index and the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Morgan Stanley World Index and the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                Oppenheimer        Morgan
Fiscal Year     Global Emerging    Stanley        S&P 500
(Period Ended)  Growth Fund        World Index    Index  `

12/30/87        $ 9,425            $10,000        $10,000
09/30/88        $10,019            $ 9,355        $11,308
09/30/89        $11,542            $11,709        $15,034
09/30/90        $11,275            $ 9,184        $13,645
09/30/91        $25,681            $11,437        $17,887
09/30/92        $19,339            $11,322        $19,862
09/30/93        $20,846            $13,613        $22,438
09/30/94        $18,780            $14,642        $23,264

Oppenheimer Global Emerging Growth Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York  10036


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0750.001.1195.N   Printed on recycled paper

Oppenheimer Global Emerging Growth Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated November 1, 1995


                This Statement of Additional Information of Oppenheimer Global Emerging Growth Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                              Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . . . 2
     Investment Policies and Strategies. . . . . . . . . . . 2
     Other Investment Techniques and Strategies. . . . . . . 3
     Other Investment Restrictions . . . . . . . . . . . . . 16
How the Fund is Managed  . . . . . . . . . . . . . . . . . . 17
     Organization and History. . . . . . . . . . . . . . . . 17
     Trustees and Officers of the Fund . . . . . . . . . . . 17
     The Manager and Its Affiliates. . . . . . . . . . . . . 22
Brokerage Policies of the Fund . . . . . . . . . . . . . . . 24
Performance of the Fund. . . . . . . . . . . . . . . . . . . 25
Distribution and Service Plans . . . . . . . . . . . . . . . 27
About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . . 30
How To Sell Shares . . . . . . . . . . . . . . . . . . . . . 36
How To Exchange Shares . . . . . . . . . . . . . . . . . . . 40
Dividends, Capital Gains and Taxes . . . . . . . . . . . . . 42
Additional Information About the Fund. . . . . . . . . . . . 44
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . . 45
Financial Statements . . . . . . . . . . . . . . . . . . . . 46

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     In selecting securities for the Fund's portfolio, the Fund's investment advisor, Oppenheimer Management Corporation (the "Manager"), evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of portfolio securities for the Fund, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Manager believes that the lack of yield might adversely affect appreciation possibilities.

     The portion of the Fund's assets allocated to securities selected for capital appreciation and the investment techniques used will depend upon the judgment of the Fund's Manager as to the future movement of the equity securities markets. If the Manager believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth. If the Manager believes that a market decline is likely, defensive securities and investment methods may be emphasized (See "Temporary Defensive Investments," below).

     -- Emerging Growth Companies. The Manager uses a global "theme oriented approach" in managing the Fund. This "theme oriented approach" seeks to capitalize on important global trends that the Manager believes offers the most promising areas for long-term growth. Examples currently include, among others, telecommunications, developing capital markets, emerging consumer markets, the environment and biotechnology. These sectors may change from time to time as the Manager reviews important global trends. The Manager also considers performance and growth rates of foreign companies relative to domestic companies in selecting investments for the Fund's portfolio.

     -- Warrants and Rights. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     -- Investing in Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them and can reduce the price the Fund might be able to obtain for them. If other investment companies and investors trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

     -- Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     Investing in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees where required under applicable rules of the Securities and Exchange Commission.

     -- Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     -- Temporary Defensive Investments. When the equity markets in general are declining, the Fund may commit an increasing portion of its assets to defensive securities. These may include the types of securities described in the Prospectus. When investing for defensive purposes, the Fund will normally emphasize investment in short-term debt securities (that is, securities maturing in one year or less from the date of purchase), since those types of securities are generally more liquid and usually may be disposed of quickly without significant gains or losses so that the Manager may have liquid assets when it wishes to make investments in securities for appreciation possibilities.

Other Investment Techniques and Strategies

     -- Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government or its agencies or instrumentalities or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. In connection with securities lending, the Fund might experience risks or delay in receiving additional collateral, or risks of delay in recovery of securities, or loss of rights in the collateral should the borrower fail financially. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     -- Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

     In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Fund's Board of Trustees from time to time), for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     -- When-Issued and Delayed Delivery Transactions. As stated in the Prospectus the Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transaction, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

     To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving a delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

     When-issued transactions and forward commitments can be used by the Fund as a defensive technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     -- Hedging With Options and Futures Contracts. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Stock Index Futures, (ii) buy puts, or (iii) write covered calls on securities held by it or on Stock Index Futures (as described in the Prospectus). When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Stock Index Futures, or (ii) buy calls on Stock Index Futures or securities. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be subsequently developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

     -- Writing Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

     The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options that are traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required from the Fund for such option transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions, normally higher than on general securities transactions, are payable on writing or purchasing a call.

     -- Stock Index Futures. As described in the Prospectus, the Fund may invest in Stock Index Futures only if they relate to broadly-based stock indices. A stock index is considered to be broadly-based if it includes stocks that are not limited to issuers in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly.

     Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     -- Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     The Trustees have adopted a non-fundamental policy that the Fund may write covered call options or write covered put options with respect to not more than 5% of the value of its net assets. Similarly, the Fund may only purchase call options and put options with a value of up to 5% of its net assets.

     -- Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

     When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     -- Stock Index Futures and Interest Rate Futures. The Fund may buy and sell futures contracts relating either to broadly-based stock indices ("Stock Index Futures") or to debt securities ("Interest Rate Futures").
A Stock Index Future obligates the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made. Generally, contracts are closed out with offsetting transactions prior to the expiration date of the contract. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security or cash to settle the futures transaction, or to enter into an offsetting contract. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, the value on the Fund's books is changed to reflect changes in its market value) subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Stock Index Futures and Interest Rate Futures by their terms call for settlement by the delivery of cash and of debt securities, respectively, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     -- Options on Foreign Currencies. The Fund intends to write and purchase puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs.

     A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. Government Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     -- Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Some forward contracts are standardized foreign currency futures contracts that are traded on exchanges and are subject to procedures and regulations applicable to other Futures.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. To attempt to limit its exposure to loss under forward contracts in a particular foreign currency, the Fund's assets denominated in that currency or denominated in a closely-denominated foreign currency will at least equal the difference between the market value and the cost of the forward contracts in that particular foreign currency.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction (this is called a "transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions (a "position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of each foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, also enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (this is known as a "cross-hedge"). The Fund will not enter into a "cross-hedge" unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. The success of cross hedging depends on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross-hedge.

     The Fund will not enter into Forward Contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities denominated in that currency or in a closely-correlated currency, unless such net exposure is covered by segregated liquid assets. The Fund's custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account having a value equal to the net exposure. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the account value will equal the Fund's net exposure. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     -- Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under this Rule, the Fund is not limited regarding the percentage of its assets committed to futures margins and related options premiums subject to a hedge position.
However, aggregate initial futures margins and related options premiums are limited to 5% or less of the Fund's net asset value for other than bona fide hedging strategies employed by the Fund within the meaning and intent of applicable provisions of the Commodity Exchange Act and CFCT regulations thereunder.

     Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Investment Company Act, when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     -- Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When option the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in the illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a cal, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     -- Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of the disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "section 988" gain or loss under the Internal Revenue Code, which may ultimately increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     -- Possible Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index.
It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

     -- Short Sales Against-the-Box. In this type of short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. They may also be used to protect a gain on the security "in-the-box" when the Fund does not want to sell it and recognize a capital gain. No more than 15% of the Fund's net assets may be held as collateral for these short sales.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such "majority" vote is defined as the vote of the holders of the lesser of: (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of the Fund.

     Under these additional restrictions, the Fund cannot:

     -- invest in companies for the primary purpose of acquiring control or management thereof;

     -- invest in commodities or commodity contracts; however, the Fund may buy and sell any of the Hedging Instruments permitted by any of its other non-fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract;

     -- invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein;

     -- purchase securities on margin, except that the Fund may make margin deposits in connection with any of the Hedging Instruments permitted by any of its other non-fundamental policies;

     -- mortgage or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated in the use of Hedging Instruments;

     -- underwrite securities of any issuer, except insofar as it might be deemed an underwriter under the Securities Act of 1933 in the resale of any securities held in its own portfolio;

     -- invest or hold securities of any issuer if those officers and Trustees or directors of the Fund or the Manager owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

     -- invest in oil or gas exploration or development programs or in mineral-related programs or leases; or

     -- lend money, but the Fund may purchase all or a portion of an issue of bonds, debentures, commercial paper, or other similar corporate obligations of the types that are usually purchased by institutions, whether or not publicly distributed.

     In connection with the registration of its shares in certain states, the Fund has undertaken that it will not invest in real property, including real estate limited partnership interests. This undertaking shall terminate if the Fund ceases to qualify its shares for sale in that state or if that state's rules or regulations are amended.

How the Fund is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of at least 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicant's expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Fund, and any shareholder of the Fund, agrees under the Fund's Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand which may arise out of any dealings with the Fund, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees of Oppenheimer Money Market Fund, Inc., Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Discovery Fund, Oppenheimer Target Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (the "New York-based Oppenheimer funds"). Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of December 31, 1994, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The statement does not include ownership of shares held of record by an employee benefit plan for employees of the Manager (one of the Trustees of the Fund listed below, Ms. Macaskill, and one of the officers, Mr. Donohue are trustees of that plan), other than the shares beneficially owned under that plan by officers of the Fund listed below.

     Leon Levy, Chairman of the Board of Trustees; Age: 70
     31 West 52nd Street, New York, New York 10019
     General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

     Leo Cherne, Trustee; Age: 83
     386 Park Avenue South, New York, New York 10016
     Chairman Emeritus of the International Rescue Committee
     (philanthropic organization); formerly Executive Director of The Research Institute of America.

     Robert G. Galli, Trustee*; Age: 62
     Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; formerly he held the following positions: a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds and Executive Vice President and General Counsel of the Manager and the Distributor.

     Benjamin Lipstein, Trustee; Age: 72
     591 Breezy Hill Road, Hillsdale, New York 12529
     Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; Director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

     Bridget A. Macaskill, Trustee; Age 47
     President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI, Vice President and a Director of OAC; a Director of Harbourview and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; formerly an Executive Vice President of the Manager.

     Elizabeth B. Moynihan, Trustee; Age: 66
     801 Pennsylvania Avenue, N.W., Washington, DC 20004
     Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), the Institute of Fine Arts (New York University) National Building Museum; a member of the Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commission on Education and Culture.

     Kenneth A. Randall, Trustee; Age: 68
     6 Whittaker's Mill, Williamsburg, Virginia 23185
     A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company), and Fidelity Life Association (mutual life insurance company); formerly Chairman of the Federal Deposit Insurance Corporation, Chairman of the Board of ICL, Inc. (information systems) and President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research).

     Edward V. Regan, Trustee; Age: 65
     40 Park Avenue, New York, New York 10016
     Chairman of Municipal Assistance Corporation for the City of New York; President of Jerome Levy Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (healthcare provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

     Russell S. Reynolds, Jr., Trustee; Age: 63
     200 Park Avenue, New York, New York 10166
     Founder and Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

     Sidney M. Robbins, Trustee; Age: 83
     50 Overlook Road, Ossining, New York 10562
     Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

     Donald W. Spiro, President and Trustee*; Age: 69
     Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

     Pauline Trigere, Trustee; Age: 82
     498 Seventh Avenue, New York, New York 10018
     Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

     Clayton K. Yeutter, Trustee; Age: 64
     1325 Merrie Ridge Road, McLean, Virginia 22101
     Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics) and The Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

     Andrew J. Donohue, Secretary; Age: 45
     Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, prior to which he was a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.


     James C. Ayer, Jr., Vice President and Portfolio Manager; Age: 32 Assistant Vice President of the Manager; an officer of other
     Oppenheimer funds; formerly an international equities investment officer with Brown Brothers Harriman & Company, a bank.

     George C. Bowen, Treasurer; Age: 59
     3410 South Galena Street, Denver, Colorado 80231
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

     Robert G. Zack, Assistant Secretary; Age: 47
     Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

     Robert J. Bishop, Assistant Treasurer; Age: 36
     3410 South Galena Street, Denver, Colorado 80231
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

     Scott Farrar, Assistant Treasurer; Age: 30
     3410 South Galena Street, Denver, Colorado 80231
     Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

[FN]
------------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     -- Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro; Mr. Spiro is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund (including Mr. Delaney, a former Trustee, but excluding Ms. Macaskill and Messrs. Galli and Spiro) received the total amounts shown below (i) from the Fund during its fiscal year ended September 30, 1994 and (ii) from all 17 of the New York-based OppenheimerFunds (including the Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, Oppenheimer Time Fund and Oppenheimer Mortgage Income Fund which ceased operation following the acquisition of their assets by certain other Oppenheimer funds), for services in the positions shown:



                                     Retirement
                                     Benefits      Total Compensation
                          Aggregate  Accrued as    From All
                          CompensationPart of      New York-based
Name and Position         From Fund  Fund Expenses Oppenheimer funds1
Leon Levy                 $6,020     $10,369       $141,000.00
  Chairman and Trustee

Leo Cherne                $2,939     $5,061        $ 68,800.00
  Audit Committee
  Member and Trustee

Edmund T. Delaney         $3,682     $6,339        $ 86,200.00
  Study Committee
  Member and Trustee2

Benjamin Lipstein         $3,682     $6,339        $ 86,200.00
  Study Committee
  Member and Trustee

Elizabeth B. Moynihan     $2,588     $4,457        $ 60,625.00
  Study Committee
  Member3 and Trustee

Kenneth A. Randall        $3,348     $5,766        $ 78,400.00
  Audit Committee
  Member and Trustee

Edward V. Regan           $2,401     $4,136        $ 56,275.00
  Audit Committee
  Member3 and Trustee

Russell S. Reynolds, Jr.  $2,226     $3,835        $ 52,100.00
  Trustee

Sidney M. Robbins         $5,212     $8,976        $122,100.00
  Study Committee
  Chairman, Audit
  Committee Vice-Chairman
  and Trustee

Pauline Trigere           $2,226     $3,835        $ 52,100.00
  Trustee

Clayton K. Yeutter        $2,226     $3,835        $ 52,100.00
  Trustee

______________________
1For the 1994 calendar year.
2Board and Committee member position held during a portion of the period shown.
3Committee position held during a portion of the period shown.

     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. No payments have been made by the Fund under the plan as of September 30, 1994. The accumulated liability for the Fund's projected benefit obligations under the plan was $62,948 as of that date.

     -- Major Shareholders. As of October 6, 1995, the only person who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares was Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484, who owned of record 461,316.935 shares (approximately 5.97% of the Fund's outstanding Class A shares).

The Manager and Its Affiliates.     The Manager is wholly-owned by
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and two of whom (Messrs. Galli and Spiro) serve as Trustees of the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including Portfolio Managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     -- The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Fund and the Manager and is computed on the aggregate net assets of the Fund as of the close of business each day.
The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended September 30, 1992, 1993 and 1994, the management fees paid by the Fund to the Manager were $1,371,488, $1,580,012, and $1,555,894, respectively.

     The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution plan payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to change or eliminate the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

     The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with one or more companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

     -- The Distributor. Under the General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under Class A, Class B and Class C Distribution and Service Plans, including advertising and the cost of printing and mailing prospectuses) other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended September 30, 1992, 1993 and 1994, the aggregate amount of sales charges on sales of the Fund's Class A shares was $3,810,637, $4,353,366, and $1,033,737, respectively, of which the
Distributor and retained in the aggregate amounts of $999,505, $960,768 and $262,284, in those respective years. Class B and Class C shares were not publicly offered during the fiscal year ended September 30, 1994, and no contingent deferred sales charges were collected. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

     -- The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding or base its selection on "posted" rates, but is expected to beware of the current sales rates of eligible brokers to minimize the commissions paid to the extent consistent with the provisions of the advisory agreement and the interests and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission of concession paid by the issuer to the underwriter and purchases from dealers include a spread between the bid and asked price.

     Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon new recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers and the Manager. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory,
(ii) the trade was not executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

     During the Fund's fiscal years ended September 30, 1992, 1993 and 1994, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $19,803, $414,002, and $858,996, respectively. During the fiscal year ended September 30, 1994, $168,079 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $42,204,115. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how total returns are calculated for each class and the components of those calculations is set forth below. No total return calculations are presented below for Class B and Class C shares because no shares of those classes were publicly issued during the Fund's fiscal year ended September 30, 1994.

     The Fund's advertisement of its performance data must, under applicable SEC rules, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns on its shares. The returns of shares of Class A and Class B and Class C of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses allocated to the particular class.

     -- Average Annual Total Returns. The Fund's "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )


     -- Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% in the sixth year and none thereafter, is applied as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended September 30, 1994 and for the period December 30, 1987 (commencement of operations) to September 30, 1994 were -15.09%, 8.93% and 9.79%, respectively. The cumulative "total return" for the period December 30, 1987 (commencement of operations) to September 30, 1994 was 87.80%.

     -- Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative "total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return at net asset value for the one year period ended September 30, 1994 was -9.91%. The cumulative total return at net asset value for the period December 30, 1987 (commencement of operations) to September 30, 1994 was 99.26%.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A or Class B shares. However, when comparing total return of an investment in Class A or Class B shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (i) all other funds, excluding money market funds, and (ii) all other emerging growth funds. The Lipper performance rankings are based on total return that include the reinvestment of capital gain distributions and income dividends but does not take sales charges or taxes into consideration. From time to time the Fund may include in advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as the New York Times, which may include performance quotations from other sources including Lipper and Morningstar.

     From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based upon risk-adjusted investment return. Investment return measures a fund's or Class' three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a given fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current ranking is a weighted average of 3, 5 and 10 year rankings (if available). Morningstar ranks the Class A, Class B and Class C shares of the Fund in relation to other equity funds. Rankings are subject to change.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. These ratings or rankings of shareholder/investor services may compare the OppenheimerFunds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others. in relation to other equity funds.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares, and Distribution and Service Plan for Class B and Class C shares under Rule 12b-1 of the Investment Company Act pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the Fund's shares of each class. For the Distribution and Service Plans for the Class B and Class C shares, that vote was cast by the Manager as the sole initial shareholder of Class B and Class C shares of the Fund.

     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. Neither Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares automatically convert into Class A shares after six years, the Fund is required by an exemptive order issued by the Securities and Exchange Commission to obtain the approval of Class A as well as Class B shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act, voting separately by class. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which each payment was made and the identity of each Recipient that received any such payment. The report for the Class B or Class C Plan shall also include the distribution costs for that quarter and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of such Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the maximum rate allowed under the Plans and set no minimum amount. For the fiscal year ended September 30, 1994, payments under the Class A Plan totalled $479,894, all of which was paid by the Distributor to Recipients, including $17,768 paid to MML Investor Services, Inc., an affiliate of the Distributor.

     Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request. The advance payment is based on the net asset value of the Class B and Class
C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor.

     Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charge and the service fee on Class B shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B or Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B Plan and recoveries of the contingent deferred sales charge collected on redeemed Class B shares) the Class B sales commissions paid to authorized brokers or dealers.

     Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B and Class C shares of the Fund. The
Distributor retains the asset-based sales charge on Class B shares.   As
to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding, and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. Under the Class B and Class C Plans, the asset-based sales charge is paid to compensate the Distributor for its services, described below, to the Fund.

     Under the Class B and Class C Plans, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B and Class C shares may include: (i) paying service fees and sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class B or Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B or Class C shares by Recipients, (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class B or Class C shares, and (iv) paying certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such shares will be reduced by incremental expenses borne solely by those classes, including the asset-based sales charge to which both classes of shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "NYSE") on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to a class by the total number of shares of that class that are outstanding. The NYSE normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The NYSE's most recent annual holiday schedule states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading in (debt) securities and foreign securities at times when the New York Stock Exchange is closed, including weekends and holidays, or after the close of the Exchange on a regular business day. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges or foreign over-the-counter markets that may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.


>    The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the NYSE.
Events affecting the values of foreign securities traded in stock markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made, if necessary. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. Foreign securities priced in a foreign currency as well as foreign currency having their value converted to U.S.dollars at the closing price in the London foreign exchange market as provided by a reliable bank, dealer or pricing service.

     In the case of U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Fund's Board of Trustees has authorized the Manager to employ a pricing service to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Puts, calls and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager or, if there are no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price in the London foreign exchange market as provided by a reliable bank, dealer or pricing service. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted "marked-to-market" to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on such shares on the day the Fund receives Federal Funds for the purchase through the ACH system before the close of the NYSE. The NYSE normally closes at 4:00 P.M. but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction of expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, siblings, a sibling's spouse and a spouse's siblings.

     -- The Oppenheimer funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund


the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     -- Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund and of other Oppenheimer funds during a 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter. Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amount, as described in the Prospectus.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     -- Terms of Escrow that Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired by reinvestment of dividends and distributions or acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

     -- Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

     -- Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A shares or Class B shares of the Fund that your purchased by reinvesting dividends or distributions or on which you purchased a contingent deferred sales charge when you redeemed them. The reinvestment privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the proprieties described in the Prospectus under "How to Buy Shares" for the imposition of Class B or Class C contingent deferred sales charge, will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How to Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by such dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of the New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closed (normally that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans that would require the redemption of shares purchased subject to a contingent deferred sales charge and held less than 6 years or 12 months, respectively, because of the imposition of the Class B or Class C contingent deferred sales charge on such withdrawals (except where the Class B or Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making withdrawals because of sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an automatic withdrawal plan while simultaneously making regular purchases of Class A shares.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (the receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans). A list of funds showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).

     Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for Class A shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares purchased subject to a contingent deferred sales charge. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class A, Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.


     When exchanging shares by telephone, the shareholder must either have an existing account in, or obtain, open an account in, and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for four business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held for 45 days or less. To the extent the Fund's dividends are derived from its gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that for the most part the Fund's dividends will not qualify, because of the investments held by the Fund in its portfolio.

     The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class
C dividends will also differ in amount as a consequence of any difference in net asset value between Class A, Class B and Class C shares.

     Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

     If the Fund has more than 50% of its total assets invested in foreign securities at the end of its fiscal year, it may elect the application of
Section 853 of the Internal Revenue Code to permit shareholders to take a credit (or, at their option, a deduction) for foreign taxes paid by the Fund. Under Section 853, shareholders would be entitled to treat the foreign taxes withheld from interest and dividends paid to the Fund from its foreign investments as a credit on their federal income taxes. As an alternative, shareholders could, if to their advantage, treat the foreign tax withheld as a deduction from gross income in computing taxable income rather than as a tax credit. In substance, the Fund's election would enable shareholders to benefit from the same foreign tax credit or deduction that would be received if they had been the record owners of the Fund's foreign securities and had paid foreign taxes on the income received.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests relating to such qualification to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Investment Objective and Policies-Tax Aspects of Hedging Instruments" in the Statement of Additional Information). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments of dividends and distributions made to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balance in excess of $100,000 are not protected by Federal Deposit Insurance. Such uninsured balances may at times be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      The Board of Trustees and Shareholders of Oppenheimer Global Emerging Growth Fund:

                      We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Emerging Growth Fund (formerly Oppenheimer Global Bio-Tech Fund) as of September 30, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the six-year period then ended and the period from December 30, 1987 (commencement of operations) to September 30, 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                           We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1994 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                           In our opinion, the financial statements and
                      financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Emerging Growth Fund as of September 30, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the six-year period then ended and the period from December 30, 1987 (commencement of operations) to September 30, 1988, in conformity with generally accepted accounting principles.

                      /s/ KPMG Peat Marwick LLP
                      -------------------------
                      KPMG PEAT MARWICK LLP

                      Denver, Colorado
                      October 21, 1994

                                   -----------------------------------------------------------------------------------------------
                                   STATEMENT OF INVESTMENTS  September 30, 1994

                                                                                                   FACE               MARKET VALUE
                                                                                                   AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--34.5%
----------------------------------------------------------------------------------------------------------------------------------
                                   Repurchase agreement with The First Boston Corp., 4.70%,
                                   dated 9/30/94, to be repurchased at $30,011,750 on 10/3/94, collateralized by U.S. Treasury Bills., 0%, 6/29/95, with a
                                   value of $30,637,890 (Cost $30,000,000)                         $30,000,000        $ 30,000,000
                                   -----------------------------------------------------------------------------------------------
                                   Repurchase agreement with First Chicago Capital Markets,
                                   4.95%, dated 9/30/94, to be repurchased at $26,410,890 on
                                   10/3/94, collateralized by U.S. Treasury Nts., 4.25%-8.50%,
                                   4/15/95-7/15/98, with a value of $14,928,312 and U.S. Treasury
                                   Bills, 0%, 3/16/95-3/23/95, with a value of $12,024,182
                                   (Cost $26,400,000)                                               26,400,000          26,400,000
                                                                                                                      ------------
                                   Total Repurchase Agreements (Cost $56,400,000)                                       56,400,000

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--0.7%
----------------------------------------------------------------------------------------------------------------------------------
                                   Glycomed, Inc., 7.50% Cv.Sub.Debs., 1/1/03 (Cost $2,000,000)      2,000,000           1,070,000

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                   UNITS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.4%
----------------------------------------------------------------------------------------------------------------------------------
                                   Genzyme Corp. Wts., Exp. 12/96                                       50,000             425,000
                                   -----------------------------------------------------------------------------------------------
                                   PerSeptive Biosystems, Inc. Wts., Exp. 12/97                         40,110             145,599
                                   -----------------------------------------------------------------------------------------------
                                   Protein Polymer Technologies, Inc. Wts., Exp.1/97                   100,000              21,875
                                                                                                                      ------------
                                   Total Rights and Warrants (Cost $1,351,476)                                             592,474

                                                                                                   SHARES
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--2.7%
----------------------------------------------------------------------------------------------------------------------------------
                                   Cambridge Antibody Technology Ltd., Cv.(1)(2)(3)                    100,000           2,695,769
                                   -----------------------------------------------------------------------------------------------
                                   Synaptic Pharmaceutical Corp., Cv. Series 3(1)(2)(3)                500,000           1,679,476
                                                                                                                      ------------
                                   Total Preferred Stocks (Cost $5,300,000)                                              4,375,245

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--69.7%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--1.7%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.0%                    PT Tri Polyta Indonesia ADR(1)                                       10,000             271,250
                                   -----------------------------------------------------------------------------------------------
                                   Tianjin Bohai Chemical Industry Co.(1)                            7,000,000           1,272,776
                                                                                                                      ------------
                                                                                                                         1,544,026

----------------------------------------------------------------------------------------------------------------------------------
STEEL--0.7%                        NTS Steel Group Co. Ltd.                                            500,000           1,121,120
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--1.4%
----------------------------------------------------------------------------------------------------------------------------------
BROADCAST MEDIA--0.6%              Sistem Televisyen Malaysia Berhad                                   350,000
914,502
----------------------------------------------------------------------------------------------------------------------------------
PUBLISHING--0.8%                   Sing Tao Holdings                                                 1,500,000           1,286,041
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--53.1%
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.4%                    Noble China, Inc.(1)                                                146,600             710,407
----------------------------------------------------------------------------------------------------------------------------------
DRUGS--0.8%                        Watson Pharmaceutical, Inc.(1)                                       50,000           1,262,500
----------------------------------------------------------------------------------------------------------------------------------
FOOD PROCESSING--0.4%              United Foods Co. Ltd.                                               525,000             725,225




                                                                                                                      MARKET VALUE
                                                                                                   SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE: MISCELLANEOUS--50.1%
----------------------------------------------------------------------------------------------------------------------------------
AGRICULTURAL BIOTECHNOLOGY--4.2%   biosys(1)                                                            60,000        $
240,000
                                   -----------------------------------------------------------------------------------------------
                                   Dekalb Genetics Corp., C1. B                                         60,000           1,740,000
                                   -----------------------------------------------------------------------------------------------
                                   DNA Plant Technology Corp.(1)                                       300,000           1,246,890
                                   -----------------------------------------------------------------------------------------------
                                   Pioneer Hi-Bred International, Inc.                                  50,000           1,575,000
                                   -----------------------------------------------------------------------------------------------
                                   Plant Genetics Systems International NV(1)(3)                       213,944           1,995,183
                                                                                                                      ------------
                                                                                                                         6,797,073

----------------------------------------------------------------------------------------------------------------------------------
ANIMAL HEALTHCARE--2.1%            Idexx Laboratories, Inc.(1)                                          80,000           2,360,000
                                   -----------------------------------------------------------------------------------------------
                                   Syntro Corp.(1)                                                     400,000           1,000,000
                                                                                                                      ------------
                                                                                                                         3,360,000

----------------------------------------------------------------------------------------------------------------------------------
DRUGS/BIOPHARMACEUTICALS--8.6%     Amylin Pharmaceuticals, Inc.(1)                                     200,000
1,550,000
                                   -----------------------------------------------------------------------------------------------
                                   Biochem Pharmaceuticals, Inc.(1)                                    170,000           1,763,750
                                   -----------------------------------------------------------------------------------------------
                                   Biota Holdings Ltd.(1)                                              500,000           3,403,971
                                   -----------------------------------------------------------------------------------------------
                                   Celtrix Pharmaceuticals, Inc.(1)                                    275,000           1,905,938
                                   -----------------------------------------------------------------------------------------------
                                   ImmuLogic Pharmaceutical Corp.(1)                                   147,500           1,511,875
                                   -----------------------------------------------------------------------------------------------
                                   Protein Design Labs, Inc.(1)                                         50,000             975,000
                                   -----------------------------------------------------------------------------------------------
                                   Sangstat Medical Corp.(1)                                           120,000             855,000
                                   -----------------------------------------------------------------------------------------------
                                   Schering AG                                                              20              12,297
                                   -----------------------------------------------------------------------------------------------
                                   Vertex Pharmaceuticals, Inc.(1)                                     150,000           2,137,500
                                                                                                                      ------------
                                                                                                                        14,115,331

----------------------------------------------------------------------------------------------------------------------------------
HUMAN HEALTHCARE--35.2%            Advanced Tissue Sciences, Inc., Cl.A(1)                             300,000
2,109,390
                                   -----------------------------------------------------------------------------------------------
                                   Amgen, Inc.(1)                                                      100,000           5,325,000
                                   -----------------------------------------------------------------------------------------------
                                   Applied Immune Sciences, Inc.(1)                                    200,000           1,400,000
                                   -----------------------------------------------------------------------------------------------
                                   Ares-Serono Group, Cl.B                                               2,885           1,541,265
                                   -----------------------------------------------------------------------------------------------
                                   Athena Neurosciences, Inc.(1)                                       300,000           2,100,000
                                   -----------------------------------------------------------------------------------------------
                                   AutoImmune, Inc.(1)                                                 170,000             850,000
                                   -----------------------------------------------------------------------------------------------
                                   Cephalon, Inc.(1)                                                   150,000           1,603,125
                                   -----------------------------------------------------------------------------------------------
                                   Chiron Corp.(1)(4)                                                   40,000           2,660,000
                                   -----------------------------------------------------------------------------------------------
                                   COR Therapeutics, Inc.(1)                                           200,000           3,050,000
                                   -----------------------------------------------------------------------------------------------
                                   Creative BioMolecules, Inc.(1)                                      300,000           1,012,500
                                   -----------------------------------------------------------------------------------------------
                                   Cygnus Therapeutic Systems(1)                                       150,000           1,087,500
                                   -----------------------------------------------------------------------------------------------
                                   DNX Corp.(1)                                                        200,000           1,000,000
                                   -----------------------------------------------------------------------------------------------
                                   Elan Corp. PLC, ADR(1)                                               50,000           1,962,500
                                   -----------------------------------------------------------------------------------------------
                                   Elan Corp. PLC, ADR, Units(1)                                        13,108             378,494
                                   -----------------------------------------------------------------------------------------------
                                   Genentech, Inc.(1)                                                   50,000           2,625,000
                                   -----------------------------------------------------------------------------------------------
                                   Genetic Therapy, Inc.(1)                                             68,800             533,200
                                   -----------------------------------------------------------------------------------------------
                                   Genetics Institute, Inc.(1)                                         100,000           4,537,500
                                   -----------------------------------------------------------------------------------------------
                                   Genzyme Corp.(1)                                                    100,435           3,439,899
                                   -----------------------------------------------------------------------------------------------
                                   Gilead Sciences, Inc.(1)                                            200,000           2,350,000
                                   -----------------------------------------------------------------------------------------------
                                   IG Laboratories, Inc.(1)                                            325,000           1,137,500




                                                                                                                      MARKET VALUE
                                                                                                   SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
HUMAN HEALTHCARE                   InSite Vision, Inc.(1)                                               57,500        $    330,625
(CONTINUED)                        -----------------------------------------------------------------------------------------------
                                   Liposome Technology, Inc.(1)                                        225,000           1,462,500
                                   -----------------------------------------------------------------------------------------------
                                   Magainin Pharmaceuticals, Inc.(1)                                   250,000             781,250
                                   -----------------------------------------------------------------------------------------------
                                   Martek Biosciences Corp.(1)                                         135,000           1,316,250
                                   -----------------------------------------------------------------------------------------------
                                   Matrix Pharmaceutical, Inc.(1)                                      290,000           4,132,500
                                   -----------------------------------------------------------------------------------------------
                                   Penederm, Inc.(1)                                                   100,000             637,500
                                   -----------------------------------------------------------------------------------------------
                                   PerSeptive Biosystems, Inc.(1)                                      154,080           2,186,010
                                   -----------------------------------------------------------------------------------------------
                                   PerSeptive Technology II Corp., Units(1)                            100,000           1,300,000
                                   -----------------------------------------------------------------------------------------------
                                   Quintiles Transnational Corp.(1)(3)                                  28,950             700,228
                                   -----------------------------------------------------------------------------------------------
                                   Quintiles Transnational Corp.(1)                                     45,000           1,209,375
                                   -----------------------------------------------------------------------------------------------
                                   Shaman Pharmaceuticals, Inc.(1)                                     115,000             819,375
                                   -----------------------------------------------------------------------------------------------
                                   T Cell Sciences, Inc.(1)                                            218,500             655,500
                                   -----------------------------------------------------------------------------------------------
                                   T Cell Sciences, Inc.(1)(3)                                         120,000             342,500
                                   -----------------------------------------------------------------------------------------------
                                   Univax Biologics, Inc.(1)                                           150,000             900,000
                                                                                                                      ------------
                                                                                                                        57,475,986

----------------------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT--0.9%          Quantum Health Resources, Inc.(1)                                    35,000
1,476,563
----------------------------------------------------------------------------------------------------------------------------------
RETAIL STORES--0.5%                PT Fast Food Indonesia                                              410,000             791,342
----------------------------------------------------------------------------------------------------------------------------------
ENERGY--1.7%
----------------------------------------------------------------------------------------------------------------------------------
OIL--0.8%                          Elf Gabon SA                                                          7,000           1,361,844
----------------------------------------------------------------------------------------------------------------------------------
OIL AND GAS DRILLING--0.9%         Petroleum Geo-Services AS(1)                                         10,000
195,937
                                   -----------------------------------------------------------------------------------------------
                                   Transocean Drilling AS(1)                                           200,000           1,296,427
                                                                                                                      ------------
                                                                                                                         1,492,364

----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--5.9%
----------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS GROUP--0.6%     Thai-German Ceramic Industry Company Ltd.                           200,000
      1,009,008
----------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.5%                   M C Packaging Corp. Ltd.                                          1,614,000             751,941
----------------------------------------------------------------------------------------------------------------------------------
Engineering                        Babcock International Group PLC(1)                                  800,000             403,712
And Construction--0.2%
----------------------------------------------------------------------------------------------------------------------------------
MACHINERY--0.9%                    Beiren Printing Machinery Holdings Ltd.                             604,000             302,500
                                   -----------------------------------------------------------------------------------------------
                                   Powerscreen International PLC                                        48,000             238,821
                                   -----------------------------------------------------------------------------------------------
                                   Schweizerische Industrie GmbH                                           500             986,159
                                                                                                                      ------------
                                                                                                                         1,527,480

----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.2%               Lisnave-Estaleiros Navais de Lisbona SA(1)                          200,000
964,601
                                   -----------------------------------------------------------------------------------------------
                                   Pacific Basin Bulk Shipping Ltd.(1)                                  51,500             785,375
                                   -----------------------------------------------------------------------------------------------
                                   Pacific Carriers, Ltd.                                            1,236,000           1,150,545
                                   -----------------------------------------------------------------------------------------------
                                   Singmarine Industries Ltd.                                          500,000           1,295,111
                                   -----------------------------------------------------------------------------------------------
                                   Vard AS(1)                                                          244,000           1,006,499
                                                                                                                      ------------
                                                                                                                         5,202,131

----------------------------------------------------------------------------------------------------------------------------------
Truckers--0.5%                     Koninklijke Frans Maas Groep NV(1)                                   25,000             812,813




                                                                                                                      MARKET VALUE
                                                                                                   SHARES             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--5.2%
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                  Cerner Corp.(1)                                                      45,000        $  1,839,375
AND SERVICES--2.6%                 -----------------------------------------------------------------------------------------------
                                   Pyxis Corp.(1)                                                      100,000           2,450,000
                                                                                                                      ------------
                                                                                                                         4,289,375

----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS:                       Molecular Dynamics, Inc.(1)                                         200,000           1,100,000
INSTRUMENTATION--1.4%              -----------------------------------------------------------------------------------------------
                                   Oxford GlycoSystems Group PLC(1)(3)                                 515,132           1,130,447
                                                                                                                      ------------
                                                                                                                         2,230,447

----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.8%           Loxley Company Ltd.                                                  80,000
1,370,970
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--0.4%                  Cray Electronics Hldgs.                                             250,000             703,736
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.7%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC COMPANIES--0.7%           Wing Shan International Ltd.                                      4,000,000
1,061,186
                                                                                                                      ------------
                                   Total Common Stocks (Cost $122,586,155)                                             113,797,123

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $187,637,631)                                                          108.0%
176,234,842
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                     (8.0)        (12,940,058)
                                                                                                   -----------        ------------
NET ASSETS                                                                                              100.0%        $163,294,784
                                                                                                   -----------        ------------
                                                                                                   -----------        ------------

                                   1. Non-income producing security.
                                   2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended September 30, 1994. The aggregate fair value of all securities of affiliated companies as of September 30, 1994 amounted to $4,375,245. Transactions during the period in which the issuer was an affiliate were as follows:


                                       BALANCE                                                                 BALANCE
                                       SEPTEMBER 30, 1993       GROSS ADDITIONS         GROSS REDUCTIONS
SEPTEMBER 30, 1994
                                       -------------------      ------------------      ------------------     -------------------
                                       SHARES   COST            SHARES   COST           SHARES   COST          SHARES   COST

----------------------------------------------------------------------------------------------------------------------------------
Cambridge Antibody
Technology Ltd., Cv.                   100,000  $3,300,000          --   $      --          --   $      --     100,000  $3,300,000
----------------------------------------------------------------------------------------------------------------------------------
Synaptic Pharmaceutical
Corp., Cv. Series 3                    500,000   2,000,000          --          --          --          --     500,000   2,000,000
                                                ----------               ---------               ---------              ----------
                                                $5,300,000               $      --               $      --              $5,300,000
                                                ----------               ---------               ---------              ----------
                                                ----------               ---------               ---------              ----------


                                   3. Restricted security--See Note 6 of Notes to Financial Statements.
                                   4. Securities with an aggregate market value of $1,662,500 are held in escrow to cover outstanding call options, as follows:

                                   SHARES SUBJECT           EXPIRATION            EXERCISE            PREMIUM
MARKET VALUE
                                   CALL                     DATE                  PRICE               RECEIVED        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
Chiron Corp.                       25,000                   10/94                 $70.00              $57,843         $56,250

See accompanying Notes to Financial Statements.

                                   -----------------------------------------------------------------------------------------------
                                   STATEMENT OF ASSETS AND LIABILITIES  September 30, 1994
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ASSETS                             Investments, at value (including repurchase agreements
                                   of $56,400,000)(cost $187,637,631)--see accompanying statement                     $176,234,842
                                   -----------------------------------------------------------------------------------------------
                                   Receivables:
                                   Investments sold                                                                      2,368,856
                                   Shares of beneficial interest sold                                                      169,927
                                   Dividends and interest                                                                   61,076
                                   -----------------------------------------------------------------------------------------------
                                   Other                                                                                    14,657
                                                                                                                      ------------
                                   Total assets                                                                        178,849,358

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                        Bank overdraft                                                                            1,420
                                   -----------------------------------------------------------------------------------------------
                                   Options written, at value (premiums received $57,843)--see accompanying
                                   statement--Note 4                                                                        56,250
                                   -----------------------------------------------------------------------------------------------
                                   Payables and other liabilities:
                                   Investments purchased                                                                14,183,456
                                   Shares of beneficial interest redeemed                                                  738,414
                                   Service plan fees--Note 5                                                                96,849
                                   Other                                                                                   478,185
                                                                                                                      ------------
                                   Total liabilities                                                                    15,554,574


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                            $163,294,784

                                                                                                                      ------------
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                     Paid-in capital                                                                    $175,519,111
NET ASSETS                         -----------------------------------------------------------------------------------------------
                                   Accumulated net investment loss                                                        (172,940)
                                   -----------------------------------------------------------------------------------------------
                                   Accumulated net realized loss from investment, written option and foreign
                                   currency transactions                                                                  (661,567)
                                   -----------------------------------------------------------------------------------------------
                                   Net unrealized depreciation on investments, options written and translation
                                   of assets and liabilities denominated in foreign currencies                         (11,389,820)
                                                                                                                      ------------
                                   Net assets--applicable to 8,437,407 shares of beneficial interest outstanding      $163,294,784
                                                                                                                      ------------
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   $19.35

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE (NET ASSET VALUE PLUS SALES CHARGE OF 5.75% OF OFFERING
PRICE)                             $20.53

See accompanying Notes to Financial Statements.

                                   -----------------------------------------------------------------------------------------------
                                   STATEMENT OF OPERATIONS  For the Year Ended September 30, 1994
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                  Interest                                                                           $  1,102,813
                                   -----------------------------------------------------------------------------------------------
                                   Dividends (net of withholding taxes of $50,970)                                         275,054
                                                                                                                      ------------
                                   Total income                                                                          1,377,867

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES                           Management fees--Note 5                                                               1,555,894
                                   -----------------------------------------------------------------------------------------------
                                   Transfer and shareholder servicing agent fees--Note 5                                   918,113
                                   -----------------------------------------------------------------------------------------------
                                   Service plan fees--Note 5                                                               479,894
                                   -----------------------------------------------------------------------------------------------
                                   Shareholder reports                                                                     175,057
                                   -----------------------------------------------------------------------------------------------
                                   Custodian fees and expenses                                                              51,187
                                   -----------------------------------------------------------------------------------------------
                                   Trustees' fees and expenses                                                              35,677
                                   -----------------------------------------------------------------------------------------------
                                   Legal and auditing fees                                                                  31,406
                                   -----------------------------------------------------------------------------------------------
                                   Other                                                                                   132,189
                                                                                                                      ------------
                                   Total expenses                                                                        3,379,417

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                     (2,001,550)

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED            Net realized gain (loss) from:
GAIN (LOSS) ON INVESTMENTS,        Investments                                                                           3,957,091
OPTIONS WRITTEN AND FOREIGN        Closing of option contracts written
(545,904)
CURRENCY TRANSACTIONS              Foreign currency transactions                                                           114,520
                                                                                                                      ------------
                                   Net realized gain                                                                     3,525,707

                                   -----------------------------------------------------------------------------------------------
                                   Net change in unrealized appreciation or depreciation on:
                                   Investments                                                                         (21,026,354)
                                   Translation of assets and liabilities denominated
                                   in foreign currencies                                                                    11,971
                                                                                                                      ------------
                                   Net change                                                                          (21,014,383)
                                   Net realized and unrealized loss on investments, options written
                                   and foreign currency transactions                                                   (17,488,676)

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
 $(19,490,226)
                                                                                                                      ------------
                                                                                                                      ------------

See accompanying Notes to Financial Statements.

                                   -----------------------------------------------------------------------------------------------
                                   Statements of Changes in Net Assets
                                                                                                  Year Ended September 30,
                                                                                                  1994                1993
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                         Net investment loss                                            $ (2,001,550)       $ (1,538,653)
                                   -----------------------------------------------------------------------------------------------
                                   Net realized gain (loss) on investments, options written
                                   and foreign currency transactions                                 3,525,707            (680,679)
                                   -----------------------------------------------------------------------------------------------
                                   Net change in unrealized appreciation or depreciation on
                                   investments, options written and translation of assets and
                                   liabilities denominated in foreign currencies                   (21,014,383)         13,448,220
                                                                                                  ------------        ------------
                                   Net increase (decrease) in net assets resulting from
                                   operations                                                      (19,490,226)         11,228,888

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND                      Distributions in excess of net realized gain on investments,
DISTRIBUTIONS TO                   options written and foreign currency transactions ($.169 and
SHAREHOLDERS                       $.202 per share, respectively)                                   (1,561,312)         (1,873,746)

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST                Net increase (decrease) in net assets resulting from
TRANSACTIONS                       beneficial interest transactions--Note 2                        (15,350,295)         60,707,523

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                         Total increase (decrease)                                       (36,401,833)         70,062,665
                                   -----------------------------------------------------------------------------------------------
                                   Beginning of year                                               199,696,617         129,633,952
                                                                                                  ------------        ------------
                                   End of year [including accumulated net investment losses
                                   of ($172,940) and ($2,926,679), respectively]                  $163,294,784        $199,696,617
                                                                                                  ------------        ------------
                                                                                                  ------------        ------------

See accompanying Notes to Financial Statements.

                                   ----------------------------------------------------------------------------------------------
                                   FINANCIAL HIGHLIGHTS


                                                                  YEAR ENDED SEPTEMBER 30,
                                                                  1994     1993     1992     1991(2)  1990     1989     1988(1)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                   PER SHARE OPERATING DATA:
                                   Net asset value, beginning
                                   of period                      $21.64   $20.25   $26.90   $11.81   $12.09   $10.63   $10.00
                                   -------------------------------------------------------------------------------------------
                                   Income (loss) from
                                   investment operations:
                                   Net investment income (loss)     (.01)    (.10)    (.17)    (.03)    (.02)    (.10)     .14
                                   Net realized and unrealized
                                   gain (loss) on investments,
                                   options written and foreign
                                   currency transactions           (2.11)    1.69    (6.47)   15.12     (.26)    1.69      .49
                                                                  ------   ------   ------   ------   ------   ------   ------
                                   Total income (loss) from
                                   investment operations           (2.12)    1.59    (6.64)   15.09     (.28)    1.59      .63
                                   -------------------------------------------------------------------------------------------
                                   Dividends and distributions
                                   to shareholders:
                                   Dividends from net
                                   investment income                  --       --     (.01)      --       --     (.10)      --
                                   Distributions in excess
                                   of net realized gain
                                   on investments,
                                   options written and foreign
                                   currency transactions            (.17)    (.20)      --       --       --     (.03)      --
                                                                  ------   ------   ------   ------   ------   ------   ------
                                   Total dividends and
                                   distributions to shareholders    (.17)    (.20)    (.01)      --       --     (.13)      --
                                                                  ------   ------   ------   ------   ------   ------   ------
                                   Net asset value, end of period $19.35   $21.64   $20.25   $26.90   $11.81   $12.09   $10.63
                                                                  ------   ------   ------   ------   ------   ------   ------
                                                                  ------   ------   ------   ------   ------   ------   ------

                                   -------------------------------------------------------------------------------------------
                                   -------------------------------------------------------------------------------------------
                                   TOTAL RETURN, AT NET ASSET
                                   VALUE(3)                        (9.91)%   7.79%  (24.70)% 127.78%   (2.32)%  15.21%    6.30%

                                   -------------------------------------------------------------------------------------------
                                   -------------------------------------------------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA:
                                   Net assets, end of period
                                   (in thousands)               $163,295 $199,697 $129,634 $103,352  $16,217   $3,872   $1,921
                                   -------------------------------------------------------------------------------------------
                                   Average net assets
                                   (in thousands)               $190,984 $194,184 $166,144  $50,989   $8,716   $2,343   $1,394
                                   -------------------------------------------------------------------------------------------
                                   Number of shares
                                   outstanding at end of
                                   period (in thousands)           8,437    9,226    6,400    3,841    1,373      320      181
                                   -------------------------------------------------------------------------------------------
                                   Ratios to average net assets:
                                   Net investment income (loss)    (1.05)%   (.80)%   (.71)%   (.18)%   (.37)%   (.70)%   1.41%(4)
                                   Expenses                         1.77%    1.59%    1.39%    1.50%    1.78%    2.40%    2.06%(4)
                                   -------------------------------------------------------------------------------------------
                                   Portfolio turnover rate(5)       54.7%    41.0%     2.6%    11.2%     16.6%   17.1%     1.7%

                                   1. For the period from December 30, 1987 (commencement of operations) to September 30, 1988.
                                   Per share amounts calculated based on the weighted average number of shares outstanding during the period.
                                   2. Per share amounts calculated based on the weighted average number of shares outstanding during the period.
                                   3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
                                   4. Annualized.
                                   5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $92,464,689 and $140,116,746, respectively.

See accompanying Notes to Financial Statements.

                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT        Oppenheimer Global Emerging Growth Fund (the Fund),
ACCOUNTING POLICIES   operating under the name Oppenheimer Global Bio-Tech Fund
                      through September 19, 1994, is registered under the
                      Investment Company Act of 1940, as amended, as a
                      diversified, open-end management investment company. The
                      Fund's investment advisor is Oppenheimer Management
                      Corporation (the Manager). The following is a summary of
                      significant accounting policies consistently followed by
                      the Fund.
                      ----------------------------------------------------------
                      INVESTMENT VALUATION.  Portfolio securities are valued at
                      4:00 p.m. (New York time) on each trading day. Listed and
                      unlisted securities for which such information is
                      regularly reported are valued at the last sale price of
                      the day or, in the absence of sales, at values based on
                      the closing bid or asked price or the last sale price on
                      the prior trading day. Long-term debt securities are
                      valued by a portfolio pricing service approved by the
                      Board of Trustees. Long-term debt securities which cannot
                      be valued by the approved portfolio pricing service are
                      valued by averaging the mean between the bid and asked
                      prices obtained from two active market makers in such
                      securities. Short-term debt securities having a remaining
                      maturity of 60 days or less are valued at cost (or last
                      determined market value) adjusted for amortization to
                      maturity of any premium or discount. Securities for which
                      market quotes are not readily available are valued under
                      procedures established by the Board of Trustees to
                      determine fair value in good faith. A call option is
                      valued based upon the last sales price on the principal
                      exchange on which the option is traded or, in the absence
                      of any transactions that day, the value is based upon the
                      last sale on the prior trading date if it is within the
                      spread between the closing bid and asked prices. If the
                      last sale price is outside the spread, the closing bid or
                      asked price closest to the last reported sale price is
                      used.
                      ----------------------------------------------------------
                      FOREIGN CURRENCY TRANSLATION.  The accounting records of
                      the Fund are maintained in U.S. dollars. Prices of
                      securities denominated in foreign currencies are
                      translated into U.S. dollars at the closing rates of
                      exchange. Amounts related to the purchase and sale of
                      securities and investment income are translated at the
                      rates of exchange prevailing on the respective dates of
                      such transactions.
                           The Fund generally enters into forward currency
                      exchange contracts as a hedge, upon the purchase or sale
                      of a security denominated in a foreign currency. Risks may arise from the potential inability of the counterparty to
                      meet the terms of the contract and from unanticipated
                      movements in the value of a foreign currency relative to
                      the U.S. dollar.
                           The effect of changes in foreign currency exchange
                      rates on investments is separately identified from
                      fluctuations arising from changes in market values of
                      securities held and reported with all other foreign
                      currency gains and losses in the Fund's results of
                      operations.
                      ----------------------------------------------------------
                      REPURCHASE AGREEMENTS.  The Fund requires the custodian to take possession, to have legally segregated in the Federal
                      Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for
                      repurchase agreements. If the seller of the agreement
                      defaults and the value of the collateral declines, or if
                      the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or
                      limited.
                      ----------------------------------------------------------
                      CALL OPTIONS WRITTEN.  The Fund may write covered call
                      options. When an option is written, the Fund receives a
                      premium and becomes obligated to sell the underlying
                      security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an
                      unfavorable change in the price of the security underlying the written option. Exercise of an option written by the
                      Fund could result in the Fund selling a security at a
                      price different from the current market value. All
                      securities covering call options written are held in
                      escrow by the custodian bank.
                      ----------------------------------------------------------
                      FEDERAL INCOME TAXES.  The Fund intends to continue to
                      comply with provisions of the Internal Revenue Code
                      applicable to regulated investment companies and to
                      distribute all of its taxable income, including any net
                      realized gain on investments not offset by loss
                      carryovers, to shareholders. Therefore, no federal income
                      tax provision is required. At September 30, 1994, the Fund had available for federal income tax purposes an unused
                      capital loss carryover of approximately $656,000, which
                      will expire in 2002.
                      ----------------------------------------------------------
                      TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1994, the Fund's projected benefit obligations were reduced by $873, resulting in an accumulated liability of $62,948 at September 30, 1994. No payments have been made under the plan.

                      ----------------------------------------------------------
                      ----------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT        DISTRIBUTIONS TO SHAREHOLDERS.  Dividends and
ACCOUNTING POLICIES   distributions to shareholders are recorded on the ex-
(CONTINUED)           dividend date.
                      ----------------------------------------------------------
                      CHANGE IN ACCOUNTING FOR DISTRIBUTIONS TO SHAREHOLDERS.
                      Effective October 1, 1993, the Fund adopted Statement of
                      Position 93-2: Determination, Disclosure, and Financial
                      Statement Presentation of Income, Capital Gain, and Return
                      of Capital Distributions by Investment Companies. As a
                      result, the Fund changed the classification of
                      distributions to shareholders to better disclose the
                      differences between financial statement amounts and
                      distributions determined in accordance with income tax
                      regulations. Accordingly, subsequent to September 30,
                      1993, amounts have been reclassified to reflect a decrease in paid-in capital of $2,497,012, a decrease in
                      undistributed net investment loss of $2,793,695, and an
                      increase in undistributed capital loss on investments of
                      $296,683. During the year ended September 30, 1994, in
                      accordance with Statement of Position 93-2, paid-in
                      capital was decreased by $2,002,781, undistributed net
                      investment loss was decreased by $1,961,594 and
                      undistributed capital loss was decreased by $41,187.
                      ----------------------------------------------------------
                      OTHER.  Investment transactions are accounted for on the
                      date the investments are purchased or sold (trade date)
                      and dividend income is recorded on the ex-dividend date.
                      Discount on securities purchased is amortized over the
                      life of the respective securities, in accordance with
                      federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and
                      depreciation are determined on an identified cost basis,
                      which is the same basis used for federal income tax
                      purposes.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. SHARES OF          The Fund has authorized an unlimited number of no par
BENEFICIAL INTEREST   value shares of beneficial interest. Transactions in
                      shares of beneficial interest were as follows:

                                                 YEAR ENDED SEPTEMBER 30, 1994   YEAR ENDED SEPTEMBER 30, 1993
                                                 -----------------------------   -----------------------------
                                                 SHARES       AMOUNT             SHARES       AMOUNT
                      ----------------------------------------------------------------------------------------
                      Sold                        2,216,798    $48,631,842        5,810,447   $123,150,808
                      Distributions reinvested       63,096      1,414,325           72,297      1,686,679
                      Redeemed                   (3,068,893)   (65,396,462)      (3,056,478)   (64,129,964)
                                                 ----------   ------------       ----------   ------------
                      Net increase (decrease)      (788,999)  $(15,350,295)       2,826,266    $60,707,523
                                                 ----------   ------------       ----------   ------------
                                                 ----------   ------------       ----------   ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. UNREALIZED GAINS   At September 30, 1994, net unrealized depreciation on
AND LOSSES ON         investments and options written of $11,401,196 was
INVESTMENTS AND       composed of gross appreciation of $13,169,919, and gross
OPTIONS WRITTEN       depreciation of $24,571,115.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. CALL OPTION        Call option activity for the year ended September 30, 1994
ACTIVITY              was as follows:

                                                                               NUMBER         AMOUNT
                                                                           OF OPTIONS    OF PREMIUMS
                      ------------------------------------------------------------------------------
                      Options outstanding at September 30, 1993                   500       $232,867
                      ------------------------------------------------------------------------------
                      Options written                                           1,750        516,953
                      ------------------------------------------------------------------------------
                      Options cancelled in closing purchase transactions       (2,000)      (691,977)
                                                                               ------      ---------
                      Options outstanding at September 30, 1994                   250        $57,843
                                                                               ------      ---------
                                                                               ------      ---------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5. MANAGEMENT FEES    Management fees paid to the Manager were in accordance
AND OTHER             with the investment advisory agreement with the Fund which
TRANSACTIONS WITH     provides for an annual fee of 1% on the first $50 million
AFFILIATES            of net assets, .75% on the next $150 million with a
                      reduction of .03% on each $200 million thereafter to $800 million, and .60% on net assets in excess of $800 million.
                      The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      NOTES TO FINANCIAL STATEMENTS  (Continued)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5. MANAGEMENT FEES    For the year ended September 30, 1994, commissions (sales
AND OTHER             charges paid by investors) on sales of Fund shares totaled
TRANSACTIONS WITH     $1,033,737, of which $262,284 was retained by Oppenheimer
AFFILIATES            Funds Distributor, Inc. (OFDI), a subsidiary of the
(CONTINUED)           Manager, as general distributor, and by an affiliated
                      broker/dealer.
                           Oppenheimer Shareholder Services (OSS), a division of
                      the Manager, is the transfer and shareholder servicing
                      agent for the Fund, and for other registered investment
                      companies. OSS's total costs of providing such services
                      are allocated ratably to these companies.
                           Under an approved service plan, the Fund may expend
                      up to .25% of its net assets annually to reimburse OFDI
                      for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund,
                      including amounts paid to brokers, dealers, banks and
                      other financial institutions. During the year ended
                      September 30, 1994, OFDI paid $17,768 to an affiliated
                      broker/dealer as reimbursement for personal service and
                      maintenance expenses.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. RESTRICTED         The Fund owns securities purchased in private placement
SECURITIES            transactions, without registration under the Securities
                      Act of 1933 (the Act). The securities are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act amount to $8,543,603, or 5.2% of the Fund's net assets, at September 30, 1994. Illiquid and/or restricted securities, including those restricted securities that are transferable under Rule 144A of the Act are listed below.

                                                                                                         VALUATION PER UNIT
                      SECURITY                                        ACQUISITION DATE   COST PER UNIT   AS OF SEPTEMBER
30, 1994
                      -----------------------------------------------------------------------------------------------------------
                      Cambridge Antibody Technology Ltd., Cv.         2/5/93             $33.00          $26.96
                      -----------------------------------------------------------------------------------------------------------
                      Oxford GlycoSystems Group PLC                   5/21/93            $ 1.94          $ 2.19
                      -----------------------------------------------------------------------------------------------------------
                      Plant Genetics Systems International NV         5/27/92            $11.18          $ 9.33
                      -----------------------------------------------------------------------------------------------------------
                      Quintiles Transnational Corp.                   8/2/93             $17.27          $24.19
                      -----------------------------------------------------------------------------------------------------------
                      Synaptic Pharmaceutical Corp., Cv. Series 3     1/19/93            $ 4.00          $ 3.36
                      -----------------------------------------------------------------------------------------------------------
                      T Cell Sciences, Inc.                           11/23/93           $ 6.35          $ 2.85

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7. REORGANIZATION     At a shareholder meeting scheduled for November 11, 1994,
                      shareholders of Oppenheimer Global Environment Fund
                      ("Global Environment Fund") will be asked to approve a reorganization of Global Environment Fund with and into Oppenheimer Global Emerging Growth Fund ("Emerging Growth
                      Fund"). Shareholders of Global Environment Fund would receive shares of Emerging Growth Fund and Global
                      Environment Fund would be liquidated. If shareholder approval is received, it is expected that the reorganization will be consummated on or about
                      November 18, 1994.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS    March 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                     SHARES            SEE NOTE 1
COMMON STOCKS--80.8%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--10.5%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.1%
Dyno Industrier AS                                                                                      35,000        $    876,142
----------------------------------------------------------------------------------------------------------------------------------
PT Argha Karya Prima Ind.                                                                              800,000             679,177
                                                                                                                      ------------
                                                                                                                         1,555,319

----------------------------------------------------------------------------------------------------------------------------------
GOLD--1.7%
----------------------------------------------------------------------------------------------------------------------------------
GOLD MINING: CANADA--0.8%
Dayton Mining Corp.(1)                                                                                 400,000           1,169,132
----------------------------------------------------------------------------------------------------------------------------------
PLATINUM MINING--0.9%
Stillwater Mining Co.(1)                                                                                75,000           1,331,250
                                                                                                                      ------------
                                                                                                                         2,500,382

----------------------------------------------------------------------------------------------------------------------------------
METALS--4.9%
----------------------------------------------------------------------------------------------------------------------------------
ALUMINUM--0.8%
Alcan Australia Ltd.(1)                                                                                600,000           1,122,248
----------------------------------------------------------------------------------------------------------------------------------
METALS--2.5%
Inchon Iron & Steel Co.                                                                                 50,000           2,305,401
----------------------------------------------------------------------------------------------------------------------------------
Ugine SA                                                                                                20,000           1,355,300
                                                                                                                      ------------
                                                                                                                         3,660,701

----------------------------------------------------------------------------------------------------------------------------------
METALS: DIVERSIFIED--0.6%
Elkem AS(1)                                                                                             75,000             905,088
----------------------------------------------------------------------------------------------------------------------------------
METALS: MISCELLANEOUS--1.0%
Suedelektra Holdings(1)                                                                                  2,000           1,545,233
                                                                                                                      ------------
                                                                                                                         7,233,270

----------------------------------------------------------------------------------------------------------------------------------
PAPER--2.8%
Attisholz Holding AG                                                                                     2,500           1,753,928
----------------------------------------------------------------------------------------------------------------------------------
Corticeira Amorim, SA                                                                                   70,000           1,115,344
----------------------------------------------------------------------------------------------------------------------------------
PT Pabrik Kertas Tjiwi Kimia                                                                           650,000           1,161,751
                                                                                                                      ------------
                                                                                                                         4,031,023

----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--11.1%
----------------------------------------------------------------------------------------------------------------------------------
AUTOS AND HOUSING--1.1%
Thai Stanley Electric Co., Ltd.                                                                        400,000           1,622,719
----------------------------------------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT--1.7%
Filmes Lusomundo SA                                                                                     70,000             848,631
----------------------------------------------------------------------------------------------------------------------------------
Golden Harvest Entertainment Ltd.(1)                                                                 5,000,000             795,376
----------------------------------------------------------------------------------------------------------------------------------
King World Productions, Inc.(1)                                                                         22,300             878,063
                                                                                                                      ------------
                                                                                                                         2,522,070

----------------------------------------------------------------------------------------------------------------------------------
MEDIA--3.3%
News Corp. Ltd., ADR                                                                                     9,900             189,338
----------------------------------------------------------------------------------------------------------------------------------
Roto Smeets de Boer                                                                                     74,000           1,620,433
----------------------------------------------------------------------------------------------------------------------------------
Sistem Televisyen Malaysia Berhad                                                                      150,000             313,922
----------------------------------------------------------------------------------------------------------------------------------
TV 4 AB                                                                                                100,000           1,858,880
----------------------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., Cl. A(1)                                                           50,000             812,500
                                                                                                                      ------------
                                                                                                                         4,795,073

----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.4%
PT Matahari Putra Prima                                                                                500,000             759,607
----------------------------------------------------------------------------------------------------------------------------------
Sonae Industria E. Investimentos(1)                                                                     50,000           1,210,598
                                                                                                                      ------------
                                                                                                                         1,970,205

----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--3.6%
Giordano Holdings Ltd.                                                                                 379,300             252,631
----------------------------------------------------------------------------------------------------------------------------------
Lindex AB                                                                                              145,000           2,070,718
----------------------------------------------------------------------------------------------------------------------------------
Lotte Confectionery Co.                                                                                  5,000             715,581
----------------------------------------------------------------------------------------------------------------------------------
Vereinigte Baubeschlag                                                                                   7,000           2,271,114
                                                                                                                      ------------
                                                                                                                         5,310,044

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS    March 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE

CONSUMER NON-CYCLICALS--19.1%
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.9%
Jinro Ltd.                                                                                              40,000        $  1,233,001
----------------------------------------------------------------------------------------------------------------------------------
Noble China, Inc.(1)(2)                                                                                300,000           1,603,992
                                                                                                                      ------------
                                                                                                                         2,836,993

----------------------------------------------------------------------------------------------------------------------------------
FOOD--3.0%
Cafe de Coral Holdings Ltd.                                                                          5,000,000           1,215,696
----------------------------------------------------------------------------------------------------------------------------------
Mavesa ADR(5)                                                                                          133,333             525,359
----------------------------------------------------------------------------------------------------------------------------------
Molinos Rio de la Plata SA, Cl. B(1)                                                                   100,000             505,124
----------------------------------------------------------------------------------------------------------------------------------
PT Fast Food Indonesia                                                                                 755,000             809,652
----------------------------------------------------------------------------------------------------------------------------------
United Foods Co. Ltd.                                                                                  651,500             462,526
----------------------------------------------------------------------------------------------------------------------------------
Universal Robina Corp.                                                                               1,500,000             854,245
                                                                                                                      ------------
                                                                                                                         4,372,602
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--12.0%
----------------------------------------------------------------------------------------------------------------------------------
ANIMAL HEALTHCARE--0.7%
Idexx Laboratories, Inc.(1)                                                                             25,000           1,037,500
----------------------------------------------------------------------------------------------------------------------------------
DRUGS/BIO-PHARMACEUTICALS--1.7%
Biota Holdings Ltd.(1)                                                                               1,000,000             975,549
----------------------------------------------------------------------------------------------------------------------------------
Tiger Medicals Ltd.                                                                                    142,000             165,968
----------------------------------------------------------------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc.                                                                            50,000             675,000
----------------------------------------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(1)                                                                         25,000             737,500
                                                                                                                      ------------
                                                                                                                         2,554,017

----------------------------------------------------------------------------------------------------------------------------------
HUMAN HEALTHCARE--8.1%
Advanced Tissue Sciences, Inc., Cl. A(1)                                                                150,000          1,050,000
----------------------------------------------------------------------------------------------------------------------------------
Cephalon, Inc.(1)                                                                                       150,000          1,050,000
----------------------------------------------------------------------------------------------------------------------------------
COR Therapeutics, Inc.(1)                                                                               150,000          1,950,000
----------------------------------------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.(1)                                                                                110,000          1,430,000
----------------------------------------------------------------------------------------------------------------------------------
IG Laboratories, Inc.(1)                                                                                325,000          1,543,750
----------------------------------------------------------------------------------------------------------------------------------
Magainin Pharmaceuticals, Inc.(1)                                                                       250,000          1,125,000
----------------------------------------------------------------------------------------------------------------------------------
Martek Biosciences Corp.(1)                                                                             100,000            925,000
----------------------------------------------------------------------------------------------------------------------------------
Matrix Pharmaceutical, Inc.(1)                                                                           80,000          1,100,000
----------------------------------------------------------------------------------------------------------------------------------
Penederm, Inc.(1)                                                                                       100,000            687,500
----------------------------------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp.(1)(6)                                                                      28,950            944,494
                                                                                                                      ------------
                                                                                                                        11,805,744
----------------------------------------------------------------------------------------------------------------------------------
AGRICULTURE BIOTECHNOLOGY--1.5%
DNA Plant Technology Corp.(1)                                                                           300,000            825,000
----------------------------------------------------------------------------------------------------------------------------------
Plant Genetics Systems International NV(1)(6)                                                           213,944          1,320,732
                                                                                                                      ------------
                                                                                                                         2,145,732
                                                                                                                      ------------
                                                                                                                        17,542,993

----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES
AND SERVICES--1.4%
Arjo AB                                                                                                  50,000            820,893
----------------------------------------------------------------------------------------------------------------------------------
PerSeptive Biosystems, Inc.(1)                                                                           65,920            444,960
----------------------------------------------------------------------------------------------------------------------------------
PerSeptive Biosystems, Inc.(1)                                                                           34,080            218,538
----------------------------------------------------------------------------------------------------------------------------------
PerSeptive Technology II Corp., Units(1)                                                                100,000            500,000
                                                                                                                      ------------
                                                                                                                         1,984,391

----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.8%
Srithai Superware Co. Ltd.                                                                              200,000          1,208,926
----------------------------------------------------------------------------------------------------------------------------------
ENERGY--3.9%
----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES
AND PRODUCERS--3.0%
Petroleum Geo-Services AS(1)                                                                             80,000          1,793,869
----------------------------------------------------------------------------------------------------------------------------------
Transocean Drilling AS(1)                                                                               243,700          2,583,252
                                                                                                                      ------------
                                                                                                                         4,377,121

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS    March 31, 1995 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                     SHARES           SEE NOTE 1

OIL--INTEGRATED--0.9%
Elf Gabon SA                                                                                                7,000     $  1,401,172
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--3.7%
----------------------------------------------------------------------------------------------------------------------------------
BANKS--0.5%
PT Bank Dagang Nasional                                                                                   500,000          748,436
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--0.6%
Manhattan Card Co. Ltd.                                                                                 2,120,000          856,807
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.6%
Marschollek, Lautenschlaeger und Partner AG                                                                 3,000        1,791,023
----------------------------------------------------------------------------------------------------------------------------------
Reinsurance Australia Corp.(1)                                                                          1,250,000        2,017,112
                                                                                                                      ------------
                                                                                                                         3,808,135

----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--21.4%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.1%
PT Kabelmetal Indonesia                                                                                   648,500        1,028,675
----------------------------------------------------------------------------------------------------------------------------------
Sheldahl, Inc.(1)                                                                                          45,000          540,000
                                                                                                                      ------------
                                                                                                                         1,568,675

----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.5%
India Cements Ltd., GDR(5)                                                                                 60,000          570,000
----------------------------------------------------------------------------------------------------------------------------------
PT Mulia Industrindo                                                                                      500,000          871,314
----------------------------------------------------------------------------------------------------------------------------------
Sung Shin Cement Industrial Co. Ltd.(1)                                                                    20,000          813,366
                                                                                                                      ------------
                                                                                                                         2,254,680

----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--6.4%
Adia SA                                                                                                     7,000        1,286,806
----------------------------------------------------------------------------------------------------------------------------------
BIS SA(1)                                                                                                  10,000          746,666
----------------------------------------------------------------------------------------------------------------------------------
Hong Kong Aircraft Engineering Co. Ltd.                                                                   300,000          793,436
----------------------------------------------------------------------------------------------------------------------------------
Ionics, Inc.                                                                                               30,000          900,000
----------------------------------------------------------------------------------------------------------------------------------
ISS International Service System AS, Series B                                                              30,000          818,279
----------------------------------------------------------------------------------------------------------------------------------
PT Intraco Penta                                                                                          337,500          273,961
----------------------------------------------------------------------------------------------------------------------------------
Samsung Construction Co.(1)                                                                                15,000          444,891
----------------------------------------------------------------------------------------------------------------------------------
Samsung Construction Co.(1)                                                                                 5,774          171,253
----------------------------------------------------------------------------------------------------------------------------------
Samsung Engineering & Construction GDR(1)                                                                  60,000          450,000
----------------------------------------------------------------------------------------------------------------------------------
Samsung Engineering & Construction GDR(1)                                                                  30,797          230,978
----------------------------------------------------------------------------------------------------------------------------------
Sanifill, Inc.(1)                                                                                          25,000          615,625
----------------------------------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                                                                        40,000          780,000
----------------------------------------------------------------------------------------------------------------------------------
Tetra Technologies, Inc.(1)                                                                                60,000          720,000
----------------------------------------------------------------------------------------------------------------------------------
United Waste Systems, Inc.(1)                                                                              40,000        1,130,000
                                                                                                                      ------------
                                                                                                                         9,361,895

----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--8.1%
Buderus AG                                                                                                  1,500          789,190
----------------------------------------------------------------------------------------------------------------------------------
Catena AB Free, Series A(1)                                                                               200,000        1,492,532
----------------------------------------------------------------------------------------------------------------------------------
Gildemeister AG                                                                                            10,000          803,804
----------------------------------------------------------------------------------------------------------------------------------
Measurex Corp.                                                                                             85,000        2,114,375
----------------------------------------------------------------------------------------------------------------------------------
Plettac AG                                                                                                  1,500          838,514
----------------------------------------------------------------------------------------------------------------------------------
Powerscreen International PLC                                                                             200,000          814,400
----------------------------------------------------------------------------------------------------------------------------------
Schweizerische Industrie GmbH                                                                                 700        1,367,620
----------------------------------------------------------------------------------------------------------------------------------
Traub AG(1)                                                                                                14,000        1,677,759
----------------------------------------------------------------------------------------------------------------------------------
Valmet Corp., Cl. A(1)                                                                                    100,000        1,954,197
                                                                                                                      ------------
                                                                                                                        11,852,391

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                     SHARES           SEE NOTE 1

TRANSPORTATION--4.3%
Koninklijke Frans Maas Groep NV(1)                                                                         13,875     $    399,062
----------------------------------------------------------------------------------------------------------------------------------
Lisnave-Estaleiros Navais de Lisbona SA(1)                                                                300,000        1,469,345
----------------------------------------------------------------------------------------------------------------------------------
Pacific Carriers Ltd.                                                                                   1,000,000        1,062,538
----------------------------------------------------------------------------------------------------------------------------------
Singmarine Industries Ltd.                                                                                500,000        1,246,711
----------------------------------------------------------------------------------------------------------------------------------
Unitor Ships Service AS                                                                                    75,000        1,064,090
----------------------------------------------------------------------------------------------------------------------------------
Westmont Berhad Ord.                                                                                      200,000        1,002,970
                                                                                                                      ------------
                                                                                                                         6,244,716

----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--9.5%
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--1.2%
Compuware Corp.(1)                                                                                         50,000        1,850,000
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--2.8%
Austria Mikro Systeme International AG                                                                     10,000          939,690
----------------------------------------------------------------------------------------------------------------------------------
Cray Electronics Holdings                                                                                 300,000          798,926
----------------------------------------------------------------------------------------------------------------------------------
Molecular Dynamics, Inc.(1)                                                                               200,000        1,150,000
----------------------------------------------------------------------------------------------------------------------------------
Oxford GlycoSystems Group PLC                                                                             515,132        1,179,727
                                                                                                                      ------------
                                                                                                                         4,068,343

TELECOMMUNICATIONS-
TECHNOLOGY--5.5%
Glenayre Technologies, Inc.(1)                                                                             15,000          682,500
----------------------------------------------------------------------------------------------------------------------------------
Korea Mobile Telecommunications Corp.                                                                       3,000        2,257,559
----------------------------------------------------------------------------------------------------------------------------------
Korea Mobile Telecommunications GDR(5)                                                                      8,000          214,500
----------------------------------------------------------------------------------------------------------------------------------
Loxley Co. Ltd.                                                                                            50,000          957,404
----------------------------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA(1)                                                                      25,000          662,500
----------------------------------------------------------------------------------------------------------------------------------
SR Telecom, Inc.                                                                                          141,500        1,424,835
----------------------------------------------------------------------------------------------------------------------------------
Star Paging (International Holding) Ltd.                                                                3,000,000          721,658
----------------------------------------------------------------------------------------------------------------------------------
Technology Resources Industries Berhad                                                                    386,000        1,105,044
                                                                                                                      ------------
                                                                                                                         8,026,000

----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.6%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.6%
Central Costanera SA, Cl. B                                                                               400,000        1,180,290
----------------------------------------------------------------------------------------------------------------------------------
Central Puerto SA, Cl. B                                                                                  200,000          676,166
----------------------------------------------------------------------------------------------------------------------------------
Wing Shan International Ltd.                                                                            4,000,000          486,278
                                                                                                                      ------------
                                                                                                                         2,342,734
                                                                                                                      ------------
Total Common Stocks (Cost $127,583,026)                                                                                118,247,115


PREFERRED STOCKS--3.8%
BAU Holdings AF                                                                                             4,500          280,350
----------------------------------------------------------------------------------------------------------------------------------
Cambridge Antibody Technology Ltd., Cv.(1)(2)                                                             100,000        2,655,228
----------------------------------------------------------------------------------------------------------------------------------
Moebel Walther AG(1)                                                                                        2,000          971,871
----------------------------------------------------------------------------------------------------------------------------------
Synaptic Pharmaceutical Corp., Cv. Series 3(1)(2)(6)                                                      500,000        1,642,895
                                                                                                                      ------------
Total Preferred Stocks (Cost $6,540,572)                                                                                 5,550,344

                                                                                                     UNITS

RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------------------------------------
PerSeptive Biosystems, Inc. Wts., Exp. 12/97                                                               40,110                0
Protein Polymer Technologies, Inc. Wts., Exp. 1/97                                                        100,000            6,251
                                                                                                                      ------------
Total Rights, Warrants and Certificates (Cost $383,662)                                                                      6,251

                                                                                                     FACE
                                                                                                     AMOUNT

REPURCHASE AGREEMENTS--15.3%
Repurchase agreement with First Chicago Capital Markets, 6.25%, dated 3/31/95, to be repurchased at $22,511,719 on 4/3/95, collateralized by U.S. Treasury Nts., 4.75%--8.875%, 5/15/96--10/31/99 with a value of $19,633,019 and U.S. Treasury Bonds, 8.125%--12.50%, 8/14/14--8/15/19,
with a value of $3,341,433 (Cost $22,500,000)                                                         $22,500,000       22,500,000

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS    March 31, 1995 (Unaudited) (Continued)
-------------------------------------------------------------------------------

                                                                                                               MARKET VALUE
                                                                                              SHARES           SEE NOTE 1

TOTAL INVESTMENTS, AT VALUE (COST $157,007,260)                                                   99.9%        $146,303,710
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                    0.1               94,707
                                                                                                 -----         ------------
NET ASSETS                                                                                       100.0%        $146,398,417
                                                                                                 =====         ============

1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 1995. The aggregate fair value of all securities of affiliated companies as of March 31, 1995 amounted to $5,469,652. Transactions during the period in which the issuer was an affiliate are as follows:

                                   BALANCE SEPTEMBER 30, 1994   GROSS ADDITIONS      GROSS REDUCTIONS
BALANCE MARCH 31, 1995
                                   ---------------------------  -------------------  -----------------   ----------------------
                                   SHARES           COST        SHARES      COST     SHARES      COST    SHARES      COST
------------------------------------------------------------------------------------------------------------------------------
Cambridge Antibody Technology
Ltd., Cv.                          100,000          $3,300,000       --    $     --       --     $  --   100,000     $3,300,000
------------------------------------------------------------------------------------------------------------------------------
Noble China, Inc.(3)               146,600             660,529  153,400     743,091       --        --   300,000      1,403,619
------------------------------------------------------------------------------------------------------------------------------
Synaptic Pharmaceutical Corp.,
Cv. Series 3(4)                    500,000           2,000,000       --          --       --        --   500,000      2,000,000
                                                    ----------             --------              -----               ----------
                                                    $5,960,529             $743,091              $  --               $6,703,619

3. Not an affiliate as of September 30, 1994.
4. Not an affiliate as of March 31, 1995.
5. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,309,859 or 0.9% of the Fund's net assets, at March 31, 1995.
6. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                                  MARKET VALUE         PERCENT
-------------------------------------------------------------------------------------
United States                                            $ 57,215,425            39.1%
-------------------------------------------------------------------------------------
Germany                                                     9,143,276             6.2
-------------------------------------------------------------------------------------
Korea, Republic of (South)                                  8,836,529             6.0
-------------------------------------------------------------------------------------
Norway                                                      7,222,441             4.9
-------------------------------------------------------------------------------------
Indonesia                                                   6,332,573             4.3
-------------------------------------------------------------------------------------
Sweden                                                      6,243,023             4.3
-------------------------------------------------------------------------------------
Switzerland                                                 5,953,586             4.1
-------------------------------------------------------------------------------------
Hong Kong                                                   5,121,883             3.5
-------------------------------------------------------------------------------------
Portugal                                                    4,643,919             3.2
-------------------------------------------------------------------------------------
Australia                                                   4,304,247             2.9
-------------------------------------------------------------------------------------
Thailand                                                    4,251,574             2.9
-------------------------------------------------------------------------------------
Canada                                                      4,197,959             2.9
-------------------------------------------------------------------------------------
France                                                      3,503,139             2.4
-------------------------------------------------------------------------------------
Great Britain                                               2,793,054             1.9
-------------------------------------------------------------------------------------
Singapore                                                   2,475,218             1.7
-------------------------------------------------------------------------------------
Malaysia                                                    2,421,936             1.7
-------------------------------------------------------------------------------------
Argentina                                                   2,361,581             1.6
-------------------------------------------------------------------------------------
Netherlands                                                 2,019,495             1.4
-------------------------------------------------------------------------------------
Finland                                                     1,954,197             1.3
-------------------------------------------------------------------------------------
Belgium                                                     1,320,732             0.9
-------------------------------------------------------------------------------------
Austria                                                     1,220,040             0.8
-------------------------------------------------------------------------------------
Philippines                                                   854,245             0.6
-------------------------------------------------------------------------------------
Denmark                                                       818,279             0.6
-------------------------------------------------------------------------------------
India                                                         570,000             0.4
-------------------------------------------------------------------------------------
Venezuela                                                     525,359             0.4
                                                         ------------           -----
Total                                                   $146,303,710           100.0%
                                                         ============           =====

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  March 31, 1995 (Unaudited)
--------------------------------------------------------------------------------


ASSETS
Investments, at value (including repurchase agreements of $22,500,000)
(cost $157,007,260)--see accompanying statement                                    $146,303,710
-----------------------------------------------------------------------------------------------
Cash                                                                                    989,022
-----------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                      2,147,132
Interest and dividends                                                                  192,434
Shares of beneficial interest sold                                                      109,345
-----------------------------------------------------------------------------------------------
Other                                                                                    26,422
                                                                                   ------------
Total assets                                                                        149,768,065


LIABILITIES
Unrealized depreciation on forward foreign currency exchange contracts--Note 5           42,598
-----------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                 2,131,713
Shares of beneficial interest redeemed                                                  992,264
Service plan fees--Note 6                                                                90,447
Transfer and shareholder servicing agent fees--Note 6                                    14,846
Trustees' fees                                                                            9,500
Other                                                                                    88,280
                                                                                   ------------
Total liabilities                                                                     3,369,648


NET ASSETS                                                                         $146,398,417
                                                                                   ============


COMPOSITION OF
NET ASSETS
Paid-in capital                                                                    $182,281,110
-----------------------------------------------------------------------------------------------
Overdistributed net investment income                                                   (33,443)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss from investment, written option and foreign
currency transactions                                                               (25,153,817)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation on investments, options written and translation
of assets and liabilities denominated in foreign currencies                         (10,695,433)
                                                                                   ------------
Net assets--applicable to 8,910,359 shares of beneficial interest outstanding      $146,398,417
                                                                                   ============


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                           $16.43


MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge of 5.75%
of offering price)                                                                       $17.43

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Six Months Ended March 31, 1995 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME
Interest                                                                           $    819,567
-----------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $27,943)                                 421,054
                                                                                   ------------
Total income                                                                          1,240,621


EXPENSES
Management fees--Note 6                                                                 647,370
-----------------------------------------------------------------------------------------------
Service plan fees--Note 6                                                               186,728
-----------------------------------------------------------------------------------------------
Shareholder reports                                                                      97,905
-----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 6                                    55,622
-----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                              24,183
-----------------------------------------------------------------------------------------------
Legal and auditing fees                                                                  18,201
-----------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                              13,529
-----------------------------------------------------------------------------------------------
Registration and filing fees                                                              3,596
-----------------------------------------------------------------------------------------------
Other                                                                                    53,990
                                                                                   ------------
Total expenses                                                                        1,101,124


NET INVESTMENT INCOME                                                                   139,497


REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments                                                                         (24,672,363)
Closing of option contracts written--Note 4                                              43,393
Foreign currency transactions                                                           136,720
                                                                                   ------------
Net realized loss                                                                   (24,492,250)

-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                          (5,978,904)
Translation of assets and liabilities denominated in foreign currencies               3,988,860
                                                                                   ------------
Net change                                                                           (1,990,044)
Net realized and unrealized loss on investments, options written
and foreign currency transactions                                                   (26,482,294)


NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $(26,342,797)
                                                                                   ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   SIX MONTHS ENDED        YEAR ENDED
                                                                                   MARCH 31, 1995          SEPTEMBER 30,
                                                                                   (UNAUDITED)             1994

OPERATIONS
Net investment income (loss)                                                       $    139,497             $ (2,001,550)
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments, options written and foreign
currency transactions                                                               (24,492,250)               3,525,707
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments
and translation of assets and liabilities denominated in foreign currencies          (1,990,044)             (21,014,383)
                                                                                   ------------             ------------
Net decrease in net assets resulting from operations                                (26,342,797)             (19,490,226)


DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
Distributions in excess of net realized gain on investments, options
written and foreign currency transactions ($.169 per share)                                  --               (1,561,312)


BENEFICIAL INTEREST
TRANSACTIONS
Net increase (decrease) in net assets resulting from beneficial interest
transactions--Note 2                                                                  9,446,430              (15,350,295)


NET ASSETS
Total decrease                                                                      (16,896,367)             (36,401,833)
------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 163,294,784              199,696,617
                                                                                   ------------             ------------
End of period (including overdistributed net investment income
of $33,443 and $172,940, respectively)                                             $146,398,417             $163,294,784
                                                                                   ============             ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              SIX MONTHS
                                              ENDED
                                              MARCH 31, 1995   YEAR ENDED SEPTEMBER 30,
                                              (UNAUDITED)      1994        1993        1992        1991(1)     1990

PER SHARE OPERATING DATA:
Net asset value, beginning
of period                                        $19.35          $21.64      $20.25      $26.90      $11.81     $12.09
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                        .02            (.01)       (.10)       (.17)       (.03)      (.02)
Net realized and unrealized
gain (loss) on investments,
options written and foreign
currency transactions                             (2.94)          (2.11)       1.69       (6.47)      15.12       (.26)
                                                 ------          ------      ------      ------      ------     ------
Total income (loss) from
investment operations                            (2.92)           (2.12)       1.59       (6.64)      15.09       (.28)
----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                              --               --          --        (.01)         --         --
Distributions in excess of net
realized gain on investments,
options written and foreign
currency transactions                               --             (.17)       (.20)         --          --         --
                                                 ------          ------      ------      ------      ------     ------
Total dividends and distributions
to shareholders                                     --             (.17)       (.20)       (.01)         --         --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.43           $19.35      $21.64      $20.25      $26.90     $11.81

TOTAL RETURN, AT NET ASSET VALUE(2)             (15.09)%          (9.91)%      7.79%     (24.70)%    127.78%
(2.32)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                $146,398         $163,295    $199,697    $129,634    $103,352    $16,217
----------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                $156,320         $190,984    $194,184    $166,144     $50,989     $8,716
----------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                  8,910            8,437       9,226       6,400       3,841      1,373
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       .18%(3)        (1.05)%      (.80)%      (.71)%      (.18)%     (.37)%
Expenses                                          1.41%(3)         1.77%       1.59%       1.39%       1.50%      1.78%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                        83.1%            54.7%       41.0%        2.6%       11.2%      16.6%

1. Per share amounts calculated based on the weighted average number of shares outstanding during the period.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $119,630,840 and $106,849,713, respectively.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS   (Unaudited)
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Emerging Growth Fund (the Fund), formerly named Oppenheimer Global Bio-Tech Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 1995, the Fund's projected benefit obligations were reduced by $665, and a payment of $1,689 was made to a retired trustee, resulting in an accumulated liability of $60,594 at March 31, 1995.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective October 1, 1993, the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                            SIX MONTHS ENDED MARCH 31, 1995     YEAR ENDED SEPTEMBER 30, 1994
                                            -------------------------------     -----------------------------
                                            SHARES             AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold                                           571,728         $  9,837,447      2,216,798       $ 48,631,842
Distributions reinvested                            --                   --         63,096          1,414,325
Issued in connection with the
acquisition of Oppenheimer Global
Environment Fund--Note 8                     1,540,515           27,636,869             --                 --
Redeemed                                    (1,639,291)         (28,027,886)    (3,068,893)       (65,396,462)
                                            ----------         ------------     ----------       ------------
Net increase (decrease)                        472,952         $  9,446,430       (788,999)      $(15,350,295)



3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At March 31, 1995, net unrealized depreciation on investments of $10,746,147 was composed of gross appreciation of $8,508,490, and gross depreciation of $19,254,637.


4. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            In this report, securities designated to cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

            Written call option activity for the six months ended March 31, 1995 was as follows:

                                                          NUMBER        AMOUNT
                                                          OF OPTIONS    OF PREMIUMS
-----------------------------------------------------------------------------------
Options outstanding at September 30, 1994                  250          $ 57,843
-----------------------------------------------------------------------------------
Options written                                             --                --
-----------------------------------------------------------------------------------
Options canceled in closing purchase transactions         (250)          (57,843)
                                                          ----          --------
Options outstanding at March 31, 1995                       --          $     --
                                                          ====          ========

--------------------------------------------------------------------------------



5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

            At March 31, 1995, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                             CONTRACT                       UNREALIZED
                                             AMOUNT      VALUATION AS OF    APPRECIATION
CONTRACTS TO PURCHASE    EXPIRATION DATE     (000'S)     MARCH 31, 1995     (DEPRECIATION)
------------------------------------------------------------------------------------------
British Pound Sterling   4/6/95--4/13/95     1,521       $1,540,861               $(19,506)
------------------------------------------------------------------------------------------
Malaysian Ringgit        4/3/95--4/13/95       590          591,774                 (1,609)
------------------------------------------------------------------------------------------
Netherlands Guilder      4/7/95                 14           14,497                     (7)
                                                         ----------               --------
                                                         $2,147,132               $(21,122)
                                                         ==========               ========

                                             CONTRACT                       UNREALIZED
                                             AMOUNT      VALUATION AS OF    APPRECIATION
CONTRACTS TO SELL        EXPIRATION DATE     (000'S)     MARCH 31, 1995     (DEPRECIATION)
------------------------------------------------------------------------------------------
Hong Kong Dollar         4/3/95--4/4/95         86       $   85,587               $     (7)
------------------------------------------------------------------------------------------
Swedish Krone            4/5/95              2,068        2,046,125                (21,469)
                                                         ----------               --------
                                                         $2,131,712                (21,476)
                                                         ==========               --------
                                                                                  $(42,598)
                                                                                  ========


6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1% on the first $50 million of net assets, .75% on the next $150 million with a reduction of .03% on each $200 million thereafter to $800 million, and .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

            For the six months ended March 31, 1995, commissions (sales charges paid by investors) on sales of Fund shares totaled $221,760, of which $61,931 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer.

            Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

            Under an approved service plan, the Fund may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. During the six months ended March 31, 1995, OFDI paid $7,837 to an affiliated broker/dealer as reimbursement for personal service and maintenance expenses.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS   (Unaudited) (Continued)
--------------------------------------------------------------------------------


7. ILLIQUID SECURITIES

At March 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at March 31, 1995 was $3,908,121 which represents 2.7% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                     VALUATION
                                                                                     PER UNIT AS OF
SECURITY                                        ACQUISITION DATE    COST PER UNIT    MARCH 31, 1995
---------------------------------------------------------------------------------------------------
Plant Genetics Systems International NV         5/27/92             $11.18                   $ 6.17
---------------------------------------------------------------------------------------------------
Quintiles Transnational Corp.                   8/2/93              $17.27                   $32.63
---------------------------------------------------------------------------------------------------
Synaptic Pharmaceutical Corp., Cv. Series 3     1/19/93             $ 4.00                   $ 3.29

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.


8. ACQUISITION OF OPPENHEIMER GLOBAL ENVIRONMENT FUND

On November 18, 1994, the Fund acquired all of the net assets of Oppenheimer Global Environment Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Global Environment Fund shareholders on November 4, 1994. The Fund issued 1,540,515 shares of beneficial interest, valued at $27,636,869, in exchange for the net assets, resulting in combined net assets of $174,971,153 on November 18, 1994. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing  Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Gordon Altman Butowsky Weitzen Shalov & Wein
     114 West 47th Street
     New York, New York  10036